UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                                    [X]
Filed by a Party other than the Registrant      [  ]
Check the appropriate box:

[  ]      Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Rule 14a-12

URANIUM ENERGY CORP.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

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__________

URANIUM ENERGY CORP.
500 North Shoreline Boulevard, Suite 800N, Corpus Christi, Texas, U.S.A., 78401

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on July 24, 2014

Dear Stockholder:

          The annual meeting of stockholders (the "Annual Meeting") of Uranium Energy Corp. (the "Company") will be held at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, on July 24, 2014 at 11:00 a.m. (Vancouver time). At the Annual Meeting, stockholders will be asked to:

1.     elect Amir Adnani, Alan Lindsay, Ivan Obolensky, Vincent Della Volpe, David Kong and Ganpat Mani to our Board of Directors;

2.     ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2014;

3.     approve the Company's 2014 Stock Incentive Plan;

4.      approve, on a non-binding advisory basis, the compensation of our named executive officers; and

5.      transact any other business properly brought before the Annual Meeting or any adjournment thereof.

          On or about June 13, 2014, the Company mailed to all stockholders of record, as of May 28, 2014, a Notice of Internet Availability of Proxy Materials (the "Notice"). Please carefully review the Notice for information on how to access the Notice of Annual Meeting, Proxy Statement, Proxy Card and our Annual Report on Form 10-K for the fiscal year ended July 31, 2013, on www.proxyvote.com, in addition to instructions on how you may request to receive a paper or email copy of these documents. There is no charge to you for requesting a paper copy of these documents. Our Annual Report on Form 10-K, including financial statements for such period, does not constitute any part of the material for the solicitation of proxies.

          The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record of the Company's common stock at the close of business on May 28, 2014, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

          It is important that your shares be represented and voted at the Annual Meeting. If you are the registered holder of the Company's common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Annual Meeting. You may vote your shares of common stock in person even if you previously returned a proxy card. Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee. Please carefully review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding voting instructions.

          If you are planning to attend the Annual Meeting in person, you will be asked to register before entering the Annual Meeting. All attendees will be required to present government-issued photo identification (e.g., driver's license or passport) to enter the Annual Meeting. If you are a stockholder of record, your ownership of the Company's common stock will be verified against the list of stockholders of record as of May 28, 2014, prior to being admitted to the Annual Meeting. If you are not a stockholder of record and hold your shares of common stock in "street name" (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee), you must also provide proof of beneficial ownership as of May 28, 2014, such as your most recent account statement prior to May 28, 2014, and a copy of the voting instruction card provided by your broker, bank or nominee, or similar evidence of ownership.

By Order of the Board of Directors of Uranium Energy Corp.

/s/ Amir Adnani
Amir Adnani
President, Chief Executive Officer and a director

Dated:   June 13, 2014.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on July 24, 2014: The Proxy Statement, Annual Report on Form 10-K and Form of Proxy are available at www.proxyvote.com.

__________

ii

URANIUM ENERGY CORP.
500 North Shoreline Boulevard, Suite 800N, Corpus Christi, Texas, U.S.A., 78401

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

To be held on July 24, 2014

THE ANNUAL MEETING

General

          This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of Uranium Energy Corp. ("we", "us", "our" or the "Company") for use in connection with our annual meeting of our stockholders (the "Annual Meeting") to be held on July 24, 2014, at 11:00 a.m. (Vancouver time), at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

          In accordance with rules and regulations adopted by the Securities and Exchange Commission (the "SEC"), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may furnish proxy materials to our stockholders on the Internet. On or about June 13, 2014, the Company mailed to all stockholders of record, as of May 28, 2014 (the "Record Date"), a Notice of Internet Availability of Proxy Materials (the "Notice"). If you received only a Notice by mail, you will not receive a printed copy of the proxy materials.

          Please carefully review the Notice for information on how to access our proxy materials, consisting of the Notice of Annual Meeting, Proxy Statement and Proxy Card, available at www.proxyvote.com. You may also access our Annual Report on Form 10-K for our fiscal year ended July 31, 2013, including our financial statements for such period. However, our Annual Report on Form 10-K does not constitute any part of the material for the solicitation of proxies.

          The Notice also includes instructions as to how you may submit your proxy on the Internet or over the telephone.

          If you received only a Notice by mail and would like to receive a printed copy of our proxy materials, including a Proxy Card, or a copy of our Annual Report on Form 10-K, you should follow the instructions for requesting such materials included in the Notice. There is no charge to you for requesting a paper copy of these documents.

          Our principal offices are located at 500 North Shoreline Boulevard, Suite 800N, Corpus Christi, Texas, U.S.A., 78401 and 1111 West Hastings Street, Suite 320, Vancouver, British Columbia, Canada, V6E 2J3.

Manner of Solicitation and Expenses

          This proxy solicitation is made on behalf of our Board of Directors. Solicitation of proxies may be made by our directors, officers and employees personally, by telephone, mail, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services. We will bear the expenses incurred in connection with the solicitation of proxies for the Annual Meeting. Upon request, we will also reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock as of the Record Date.

Record Date and Voting Shares

          Our Board of Directors has fixed the close of business on May 28, 2014, as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date there were approximately 90,519,098 shares of our common stock issued, outstanding and entitled to vote at the Annual Meeting. Holders of common stock are entitled to one vote at the Annual Meeting for each share of common stock held of record as of the Record Date. There is no cumulative voting in the election of directors.

Quorum

          A quorum is necessary to hold a valid meeting of our stockholders. The required quorum for the transaction of business at the Annual Meeting is one-third of our issued and outstanding shares of common stock as of the Record Date.

          In order to be counted for purposes of determining whether a quorum exists at the Annual Meeting, shares must be present at the Annual Meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

    shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked "Abstain" or "Withhold" for any matter;

    shares represented by properly executed proxies for which no voting instruction has been given; and

    broker non-votes.

          Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Entitlement to Vote

          If you are a registered holder of shares of our common stock as of May 28, 2014, the Record Date for the Annual Meeting, you may vote those shares of our common stock in person at the Annual Meeting or by proxy in the manner described below under "Voting of Proxies". If you hold shares of our common stock in "street name" through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution in respect of voting your shares.

Voting of Proxies

          You can vote the shares that you own of record on the Record Date by either attending the Annual Meeting in person or by filling out and sending in a proxy in respect of the shares that you own. Your execution of a proxy will not affect your right to attend the Annual Meeting and to vote in person. You may also submit your proxy on the Internet or over the telephone by following the instructions contained in the Notice.

          You may revoke your proxy at any time before it is voted by:

(a)     filing a written notice of revocation of proxy with our Corporate Secretary at any time before the taking of the vote at the Annual Meeting;

(b)     executing a later-dated proxy and delivering it to our Corporate Secretary at any time before the taking of the vote at the Annual Meeting; or

(c)     attending at the Annual Meeting, giving affirmative notice that you intend to revoke your proxy and voting in person. Please note that your attendance at the Annual Meeting will not, in and of itself, revoke your proxy.

          All shares of common stock represented by properly executed proxies received at or prior to the Annual Meeting that have not been revoked will be voted in accordance with the instructions of the stockholder who has executed the proxy. If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR all matters to be considered at the Annual Meeting as set forth in the accompanying Notice of Meeting. The shares represented by proxy will also be voted for or against such other matters as may properly come before the Annual Meeting in the discretion of the persons named in the proxy as proxyholders. We are currently not aware of any other matters to be presented for action at the Annual Meeting other than those described herein.

          Any written revocation of a proxy or subsequent later-dated proxy should be delivered to the Company at 1111 West Hastings Street, Suite 320, Vancouver, British Columbia, Canada, V6E 2J3, Attention: Corporate Secretary.

Votes Required

          Proposal One - Election of Directors: The affirmative vote of the holders of a plurality of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors.

          Proposal Two - Appointment of Accountants: The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the ratification of the appointment of our independent registered public accountants. Stockholders may vote in favor or against the Proposal or they may abstain. Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this Proposal.

          Proposal Three - Approval of 2014 Stock Incentive Plan: The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the approval of the Company's 2014 Stock Incentive Plan. Stockholders may vote in favor or against the

Proposal or they may abstain. Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this Proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

          Proposal Four - Executive Compensation: The vote to approve the compensation of our named executive officers (commonly known as a "say-on-pay" vote) is advisory and, therefore, not binding on the Company, our Compensation Committee or our Board of Directors. The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the non-binding advisory vote on executive compensation. Stockholders may vote in favor or against the Proposal or they may abstain. Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this Proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

Stockholder Proposals

          No proposals have been received from any stockholder for consideration at the Annual Meeting.

Other Matters

          It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxyholders will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxyholders to vote in accordance with their best judgment on matters incident to the conduct of the Annual Meeting.

No Rights of Appraisal

          There are no rights of appraisal or similar rights of dissenters with respect to the matters that are the subject of this proxy solicitation under the laws of the State of Nevada, our certificate of incorporation or our bylaws.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

          None of the following persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual Meeting, other than elections to office and as named executive officers in respect of whose compensation the non-binding advisory vote on executive compensation will be held:

    each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

    each nominee for election as one of our directors; or

    any associate of any of the foregoing persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information regarding the beneficial ownership of our common stock as of June 9, 2014, by:

    each person who is known by us to beneficially own more than 5% of our shares of common stock; and

    each executive officer, each director and all of our directors and executive officers as a group.

     The number of shares beneficially owned and the related percentages are based on 90,519,098 shares of common stock outstanding as of June 9, 2014.

     For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following June 9, 2014, are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)	Percentage of Beneficial Ownership
Directors and Officers:
Amir Adnani 320 - 1111 West Hastings Street Vancouver, British Columbia, Canada, V6E 2J3	2,820,112(2)	3.1%
Alan Lindsay 320 - 1111 West Hastings Street Vancouver, British Columbia, Canada, V6E 2J3	2,393,386(3)	2.6%
Ivan Obolensky 500 North Shoreline Boulevard, Suite 800N Corpus Christi, Texas, U.S.A., 78401	238,419(4)	*
Vincent Della Volpe 500 North Shoreline Boulevard, Suite 800N Corpus Christi, Texas, U.S.A., 78401	270,000(5)	*
David Kong 320 - 1111 West Hastings Street Vancouver, British Columbia, Canada, V6E 2J3	108,287(6)	*
Ganpat Mani(7) 500 North Shoreline Boulevard, Suite 800N Corpus Christi, Texas, U.S.A., 78401	-	-
Mark Katsumata 320 - 1111 West Hastings Street Vancouver, British Columbia, Canada, V6E 2J3	272,339(8)	*
All directors and executive officers as a group (7 persons)	6,102,543(9)	6.5%
Major Shareholder:
BlackRock Inc. 40 East 52nd Street New York, NY, U.S.A., 10022	5,447,878(10)	6.0%

Notes:

*     Less than one percent.

(1)    Under Rule 13d-3 of the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of such security; and (ii) investment power, which includes the power to dispose or direct the disposition of the security. Certain shares of common stock may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares of common stock are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares of common stock outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of common stock of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this Proxy Statement. As of June 9, 2014, there were 90,519,098 shares of common stock of the Company issued and outstanding.

(2)     This figure represents (i) 1,837,478 shares of common stock, (ii) 3,000 shares of common stock held of record by Mr. Adnani's wife and (iii) 979,634 stock options to purchase shares of our common stock.

(3)     This figure represents (i) 1,164,886 shares of common stock, (ii) 163,500 shares of common stock held of record by Mr. Lindsay's wife and (iii) 1,065,000 stock options to purchase shares of our common stock. Mr. Lindsay is the father-in-law of Mr. Adnani.

(4)     This figure represents (i) 18,419 shares of common stock and (ii) 220,000 stock options to purchase shares of our common stock.

(5)     This figure represents 270,000 stock options to purchase shares of our common stock.

(6)     This figure represents (i) 8,287 shares of common stock and (ii) 100,000 stock options to purchase shares of our common stock.

(7)     Mr. Mani was appointed as a director of our Company effective June 2, 2014.

(8)     This figure represents (i) 4,839 shares of common stock and (ii) 267,500 stock options to purchase shares of our common stock.

(9)     This figure represents (i) 3,200,409 shares of common stock and (ii) 2,902,134 stock options to purchase shares of our common stock.

(10)     This information is based on a Schedule 13G/A filed with the SEC by BlackRock Inc. on January 31, 2014.

          We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may, at a subsequent date, result in a change in our control.

__________

PROPOSAL NUMBER ONE:

ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS

Election of Directors

          Each of our directors is elected annually at the annual meeting of our stockholders and, upon his or her election, will hold office until our next annual meeting or until his or her successor is elected and qualified.

          The persons named in the enclosed form of proxy as proxyholders intend to vote for the election of the nominees listed below as directors unless instructed otherwise, or unless a nominee is unable or unwilling to serve as a director of our Company. Our Board of Directors has no reason to believe that any nominee is unable or unwilling to serve, but if a nominee should determine not to serve, the persons named in the form of proxy as proxyholders will have the discretion and intend to vote for another candidate that would be nominated by our Board of Directors.

          The affirmative vote of a plurality of the votes present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of each nominee as a director. Our constating documents do not provide for cumulative voting in the election of directors.

Nominees for Election as Directors

          Amir Adnani, Alan Lindsay, Ivan Obolensky, Vincent Della Volpe, David Kong and Ganpat Mani, each of whom is a current director, have been nominated for election as directors. It is the intention of the persons named in the accompanying form of proxy as proxyholders to vote proxies for the election of each of these individuals as a director and each of the nominees has consented to being named in this Proxy Statement and to serve as a director, if elected.

Directors and Executive Officers

          Our current directors and executive officers and their respective ages as of June 9, 2014, are as follows:

Name	Age	Position with the Company
Amir Adnani	36	President, Chief Executive Officer, Principal Executive Officer and a director
Alan Lindsay	63	Chairman and a director
Ivan Obolensky	89	A director
Vincent Della Volpe	71	A director
David Kong	67	A director
Ganpat Mani	66	A director
Mark Katsumata	48	Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer

          The following describes the business experience of each of our directors, including other directorships held in reporting companies:

          Amir Adnani. Mr. Adnani is a founder of our Company and has served as the President, Chief Executive Officer and a director since January 2005. Under his leadership, UEC moved from concept to initial production in the U.S. in five years, and has developed a pipeline of low-cost, near-term production projects.

          Mr. Adnani has been invited to speak at prominent industry conferences organized by the International Atomic Energy Agency, World Nuclear Fuel Market and the Milken Institute. He is a frequent contributor to the business media including The Wall Street Journal, Bloomberg, CNBC and Fox Business News.

          Fortune magazine distinguishes Mr. Adnani on their '40 Under 40, Ones to Watch' list of North American executives. He is recognized by a qualified resource industry investment advisory, Casey Research, as one of the sector's leading entrepreneurs and executives, a list researched and known as 'Casey's NexTen.' He is a nominee for Ernst & Young's 'Entrepreneur of the Year' distinction.

          In addition, he is the founder and Chairman of Brazil Resources Inc., a publicly-listed gold exploration company that is growing through acquisitions of projects of merit in the gold districts of Brazil. Mr. Adnani holds a Bachelor of Science degree from the University of British Columbia and serves on the university's Alumni Advisory Board. He is not a director or officer of any other U.S. reporting company.

          The Board of Directors has concluded that Mr. Adnani should serve as a director given his involvement with our Company since its inception and his experience in the uranium industry.

          Alan Lindsay.  Mr. Lindsay is a co-founder of our Company and has served as Chairman of our Company since December 2005.  Mr. Lindsay continues to serve as Chairman and a director of Bullfrog Gold Corp. listed on the OTCBB since July 2011.  Mr. Lindsay was a co-founder of MIV Therapeutics, Inc., a biomedical company focused on biocompatible coating technology for stents and medical devices, and served as a director from October 2001 to March 2010, and as Chief Executive Officer from October 2001 to January 2008. Mr. Lindsay was a co-founder of TapImmune Inc., a development stage biotechnology company, and served as Chairman and a director from December 2005 to July 2009.  Mr. Lindsay was a founder of Strategic American Oil Corporation (now known as Hydrocarb Energy Corp.), and served as an officer and director from April to July 2005 and from April 2007 to December 2010.

          Mr. Lindsay was a founder of Azco Mining Inc. (now known as Santa Fe Gold Corp.) and served as Chairman, President and Chief Executive Officer from 1992 to 2000.  Azco Mining Inc. was listed on the Toronto Stock Exchange in 1993 and on the American Stock Exchange in 1994.  Mr. Lindsay was a co-founder of Anatolia Minerals Development Limited (now known as Alacer Gold Corp.) and New Oroperu Resources Inc., two publicly traded companies with gold discoveries and listed on the Toronto Stock Exchange and the TSX Venture Exchange (the "TSX-V"), respectively.  Mr. Lindsay served as a director of Terra Firma Resources Inc. listed on the TSX-V from August 2011 to July 2013. From 2005 to 2008, Mr. Lindsay served as a director of Hana Mining Ltd., a formerly public company listed on the TSX-V.

          The Board of Directors has concluded that Mr. Lindsay should serve as a director given that he is one of the co-founders of our Company and his involvement with our Company since its inception, and also given his business experience with other public companies.

          Ivan Obolensky. Mr. Obolensky has served on our Board of Directors since April 2007. Mr. Obolensky has over 40 years of experience in investment banking as a supervisory financial analyst, with specific expertise in the defense, aerospace, oil and gas, nuclear power, metals and mining, publishing and high technology industries. Mr. Obolensky is a senior associate of the Scott Abraham Investment Group with Raymond James & Associates, Inc. He has also been a Senior Executive of several investment banks, including Sterling Grace & Co., Jesup, Josephthal & Co., Dominick and Dominick, Inc., Middendorf Colgate, CB Richard Ellis Moseley Hallgarten and Wellington Shields & Co. LLC, from November 1990 to April 2014. Mr. Obolensky is a Registered Investment Advisor and a long-time member of the New York Society of Security Analysts and the CFA Institute. As the 21-year President of the Josephine Lawrence Hopkins Foundation, he is also a 330 Master Mason and a Past Grand Treasurer of the Grand Lodge of the State of New York, where he presently serves as Chairman of its "watchdog" Financial Oversight Committee for the Masonic Brotherhood Foundation. Professionally, he has made frequent appearances as a guest of CNBC, CNNfn and Bloomberg TV. Mr. Obolensky is also a pro-active board member of several charitable organizations: The Children's Cancer & Blood Foundation; The Bouverie Audubon Preserve of Glen Ellen California; The Police Athletic League of New York City; and General "Blackjack" Pershing's Soldiers', Sailors', Marines', and Airmen's Club, where he is also Chairman and CEO. He is a graduate of Yale University, attended Law School at the University of Virginia, and is a Lieutenant (Jg) US Naval Air Corps, USNR (Ret.).

          The Board of Directors has concluded that Mr. Obolensky should serve as a director given his involvement with our Company since 2007 and his over 40 years of experience as a financial analyst in investment banking.

          Vincent Della Volpe. Mr. Della Volpe has served on our Board of Directors since July 2007. Mr. Della Volpe has served as a professional money manager for over 35 years, including as a senior portfolio manager of pension funds for Honeywell Corporation and senior vice president of the YMCA Retirement fund in New York. Throughout his career Mr. Della Volpe has particularly focused on the management of energy and utility equity portfolios, and he also has experience managing venture capital investments. Mr. Della Volpe holds a Bachelor of Arts in Accounting and an MBA in finance, both from Seton Hall University. From 2006 to 2011, Mr. Della Volpe served as a director of Gold Canyon Resources, Inc., a junior natural resource company listed on the TSX-V.

          The Board of Directors has concluded that Mr. Della Volpe should serve as a director given his involvement with our Company since 2007 and his over 35 years of experience in the financial industry.

          David Kong. Mr. Kong became a director of our Company on January 5, 2011. Mr. Kong serves as a director of New Pacific Metals Corp., a public company listed on the Toronto Stock Exchange since November 2010, as a director of Silvercorp Metals Inc., a public company listed on the New York Stock Exchange and the Toronto Stock Exchange since November 2011, as a director of Brazil Resources Inc., a public company listed on the TSX-V since October 2010 and as a director of KCC Capital Corporation, a capital pool company listed on the TSX-V since September 2013. Mr. Kong served as a director of IDM International Limited, a public company listed on the Australian Stock Exchange from November 2011 to October 2012, as a director of Channel Resources Ltd., a public company listed on the TSX-V from July 2010 to June 2012 and as a director of Hana Mining Ltd., a formerly public company listed on the TSX-V from July 2010 to February 2013, when it was privatized. Mr. Kong holds a Bachelor in Business Administration and earned his Chartered Accountant designation in British Columbia in 1978 and his U.S. CPA (Illinois) designation in 2002. Mr. Kong was a partner at Ellis Foster, Chartered Accountants from 1981 to 2004, before merging with Ernst & Young LLP in 2005, where he was a partner until 2010. Mr. Kong is a certified director (ICD.D) of the Institute of Corporate Directors.

          The Board of Directors has concluded that Mr. Kong should serve as a director given his business experience, accounting and financial expertise.

          Ganpat Mani. Mr. Mani became a director of our Company on June 2, 2014. From 2009 to 2013, Mr. Mani was President and Chief Executive Officer of ConverDyn, a partnership between affiliates of Honeywell International Inc. and General Atomics, which specializes in the nuclear fuel conversion trade. During this time he also served as a director of the Nuclear Energy Institute and was a member of the U.S. Civil Nuclear Trade Advisory Committee. He is a highly experienced negotiator of contracts with major private and state-owned corporations in Asia, Europe and the U.S. Notably, Mr. Mani negotiated the agreement for the return of uranium feed from the Metropolis conversion facility under the Megatons to Megawatts program between the U.S. and Russia. He also met with government and industry organizations as part of the U.S. Department of Commerce's multiple nuclear trade missions to India.

          From 1994 to 2007, Mr. Mani held several senior marketing positions with ConverDyn, including having served as Senior Vice President. At ConverDyn, he was responsible for relations with major nuclear utilities in Asia, Europe and the U.S. and with enrichment companies in Europe and the U.S. He has prepared position papers and draft legislative language for, and represented ConverDyn in, meetings with the U.S. Departments of Commerce, Energy and State and with industry trade organizations. From 1973 to 1994, Mr. Mani worked at Honeywell International Inc. (formerly Allied-Signal Inc.), where his career spanned a variety of functional areas and product lines.

          Mr. Mani holds an MBA from Rutgers University and a Bachelor of Technology Degree in Metallurgical Engineering from Loughborough University, UK.

          The Board of Directors has concluded that Mr. Mani should serve as a director given his expertise and experience in the uranium industry, particularly his in-depth knowledge of the global nuclear fuel market.

          The following describes the business experience of the non-director executive officer of our Company:

          Mark Katsumata. Mr. Katsumata was a director of our Company and the Chairman of our Audit Committee from May 11, 2009 until January 5, 2011. Since January 5, 2011 Mr. Katsumata has served as our Secretary, Treasurer and Chief Financial Officer. Mr. Katsumata has served as a Chief Financial Officer and Vice President, Finance of several NYSE MKT LLC stock exchange (the "NYSE MKT"), Toronto Stock Exchange and TSX-V listed companies. Mr. Katsumata has over 20 years of experience related to the mining industry and has been a member in good standing of the Certified General Accountants' Association of British Columbia and Canada since 1997. During the past five years, Mr. Katsumata was the Chief Financial Officer of Candente Resource Corp., a Toronto Stock Exchange listed base and precious metals explorer. Prior to that, Mr. Katsumata was the Chief Financial Officer/Vice President, Finance of each of Denison Mines Corp., an NYSE MKT and Toronto Stock Exchange listed uranium producer and explorer, and Fortress Minerals Corp., a TSX-V listed precious metals explorer.

Term of Office

          All of our directors hold office until the next annual general meeting of the shareholders or until their successors are elected and qualified. Our officers are appointed by our board of directors and hold office until their earlier death, retirement, resignation or removal.

Family Relationships

          Alan Lindsay is the father-in-law of Amir Adnani.

Meetings of Directors During the Last Fiscal Year

          The Company's Board of Directors held eight meetings in person during the fiscal year ended July 31, 2013. No director attended fewer than 75% of the total number of the meetings of the Board of Directors held during the fiscal year ended July 31, 2013. All directors attended 100% of the total number of meetings held by the committees on which he or she served during the fiscal year ended July 31, 2013.

          The Company does not have a formal policy with respect to director attendance at annual stockholders' meetings, however, all directors are encouraged to attend. All directors attended the 2013 annual meeting of stockholders in person or by teleconference.

Board Independence

          The Board of Directors has determined that Ivan Obolensky, Vincent Della Volpe, David Kong and Ganpat Mani each qualify as independent directors under the listing standards of the NYSE MKT.

Committees of the Board of Directors

          Our Board of Directors currently has three board committees: an Audit Committee; a Compensation Committee; and a Corporate Governance and Nominating Committee. These committees operate pursuant to charters adopted in respect of each committee, copies of which are posted on the Company's website at www.uraniumenergy.com.

          The following sets forth information relating to the Company's board committees:

Audit Committee

          Our Audit Committee has been structured to comply with Rule 10A-3 under the Exchange Act. Our Audit Committee is comprised of David Kong, Ivan Obolensky and Vincent Della Volpe, all of whom meet the audit committee member independence standards of the NYSE MKT. Mr. Kong is the Chairman of the Audit Committee. Our Board of Directors has determined that Mr. Kong satisfies the criteria for an audit committee financial expert under Item 407(d)(5) of Regulation S-K of the rules of the SEC. Each Audit Committee member is able to read and understand fundamental financial statements, including the Company's consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows.

          The Audit Committee meets with management and our external auditors to review matters affecting the Company's financial reporting, the system of internal accounting and financial controls and procedures, audit procedures and audit plans. The Audit Committee reviews significant financial risks and any off balance sheet transactions and is involved in the appointment of senior financial executives.

          The Audit Committee is mandated to monitor our Company's audit and the preparation of financial statements and to review and recommend to the Board of Directors all financial disclosure contained in our Company's public documents. The Audit Committee is also mandated to appoint external auditors, monitor their qualifications and independence and determine the appropriate level of their remuneration. The external auditors report directly to the Audit Committee and to the Board of Directors. The Audit Committee and Board of Directors each have the authority to terminate the external auditor's engagement (subject to confirmation by our stockholders). The Audit Committee also approves in advance any permitted services to be provided by the external auditors which are not related to the audit.

          We will provide appropriate funding as determined by the Audit Committee to permit the Audit Committee to perform its duties and to compensate its advisors. The Audit Committee, at its discretion, has the authority to initiate special investigations and, if appropriate, hire special legal, accounting or other outside advisors or experts to assist the Audit Committee to fulfill its duties.

          The Audit Committee discharged its mandate in respect of the fiscal year ended July 31, 2013, including the review and recommendation to our Board of Directors of all financial disclosure contained in our Company's public documents. The Audit Committee held four meetings in person during our fiscal year ended July 31, 2013. The Audit Committee met without Company management being present at its meeting with respect to the Company's fiscal year end.

Report of the Audit Committee

          The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended July 31, 2013 with the Company's management. In addition, the Audit Committee has discussed with the Company's independent registered public accounting firm, Ernst & Young LLP, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP's communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP their independence. Based on the discussions and reviews referenced above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended July 31, 2013, be included in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2013. The Audit Committee has selected Ernst & Young LLP to serve as the Company's Independent Registered Public Accounting Firm for the fiscal year ending July 31, 2014.

By: David Kong, Ivan Obolensky and Vincent Della Volpe.

Compensation Committee

The Compensation Committee is comprised of Vincent Della Volpe, Ivan Obolensky and David Kong, all of whom qualify as independent directors under the NYSE MKT rules. Mr. Della Volpe is the Chairman of the Compensation Committee.

          The Compensation Committee is responsible for considering and authorizing terms of employment and compensation of directors, executive officers and employees and providing advice on compensation structures in the various jurisdictions in which our Company operates. In addition, the Compensation Committee reviews and oversees our overall salary objectives and any significant modifications made to employee benefit plans, including those applicable to directors and executive officers, and proposes any awards of stock options and incentive and deferred compensation benefits. The Compensation Committee held one meeting in person during our fiscal year ended July 31, 2013. The Compensation Committee acted without Company management's involvement during the fiscal year ended July 31, 2013.

Corporate Governance and Nominating Committee

          The Corporate Governance and Nominating Committee is comprised of Vincent Della Volpe, Ivan Obolensky and David Kong, all of whom qualify as independent directors under the NYSE MKT rules. Mr. Della Volpe is the Chairman of the Corporate Governance and Nominating Committee.

          The Corporate Governance and Nominating Committee is responsible for developing an appropriate approach to corporate governance issues and compliance with governance rules. The Corporate Governance and Nominating Committee is also mandated to plan for the succession of our Company, including recommending director candidates, review of board procedures, size and organization and monitoring of senior management with respect to governance issues.

          The Corporate Governance and Nominating Committee identifies individuals believed to be qualified to become board members and recommends individuals to fill vacancies. There are no minimum qualifications for consideration for nomination to be a director of the Company. The Corporate Governance and Nominating Committee assesses all nominees using generally the same criteria. In nominating candidates, the Corporate Governance and Nominating Committee takes into consideration such factors as it deems appropriate, including judgment, experience, skills and personal character, as well as the needs of the Company. The Corporate Governance and Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees, and historically has not considered diversity as a major criterion for identifying director nominees.

          The Corporate Governance and Nominating Committee has performed a review of the experience, qualifications, attributes and skills of our Company's current directors who are nominated for reelection, and believes that such persons possess a variety of complementary skills and characteristics, including the following:

  personal characteristics, including leadership, character, integrity, accountability, sound business judgment and personal reputation;

  successful business or professional experience;

  various areas of expertise or experience, including financial, strategic and general management;

  willingness and ability to commit the necessary time to fully discharge the responsibilities of a director in connection with the affairs of the Company; and

  a demonstrated commitment to the success of the Company.

          For a discussion of the specific backgrounds and qualifications of our current directors and nominees, see "Directors and Executive Officers" in this Proxy Statement.

          The Corporate Governance and Nominating Committee considers nominees recommended by stockholders if such recommendations are made in writing to the Corporate Governance and Nominating Committee and evaluates nominees for election in the same manner whether the nominee has been recommended by a stockholder or otherwise. To recommend a nominee, please write to the Company's Corporate Governance and Nominating Committee, c/o Uranium Energy Corp., at 1111 West Hastings Street, Suite 320, Vancouver, British Columbia, Canada, V6E 2J3.

          The Corporate Governance and Nominating Committee held one meeting in person during our fiscal year ended July 31, 2013. The Corporate Governance and Nominating Committee acted without Company management's involvement during the fiscal year ended July 31, 2013.

Stockholder Communications

     Stockholders may contact an individual director, the Board of Directors as a group or a specified board committee or group, including any non-employee directors as a group, either by (i) writing to Uranium Energy Corp., at 1111 West Hastings Street, Suite 320, Vancouver, British Columbia, Canada, V6E 2J3, Attention: Corporate Secretary or (ii) sending an e-mail message to info@uraniumenergy.com.

     Our Corporate Secretary will conduct an initial review of all such stockholder communications and will forward the communications to the persons to whom it is addressed, or if no addressee is specified, to the appropriate committee of the Board of Directors or the entire Board of Directors depending on the nature of the communication. Such communications will be assessed by the recipients as soon as reasonably practicable taking into consideration the nature of the communication and whether expedited review is appropriate.

Code of Business Conduct and Ethics Policy

     We have adopted a Code of Business Conduct and Ethics Policy that applies to all directors and officers. The code describes the legal, ethical and regulatory standards that must be followed by the directors and officers of the Company and sets forth high standards of business conduct applicable to each director and officer. As adopted, the Code of Business Conduct and Ethics Policy sets forth written standards that are designed to deter wrongdoing and to promote, among other things:

1.     honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.     compliance with applicable governmental laws, rules and regulations;

3.     the prompt internal reporting of violations of the code to the appropriate person or persons identified in the code; and

4.     accountability for adherence to the code.

     A copy of our Code of Business Conduct and Ethics Policy can be viewed on our website at the following URL: http://www.uraniumenergy.com/about_us/corporate_governance/code_of_ethics/.

Involvement in Certain Legal Proceedings

     Except as disclosed in this Proxy Statement, during the past ten years none of the following events have occurred with respect to any of our directors or executive officers:

1.     a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.     such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.     such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(a)     acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(b)     engaging in any type of business practice; or

(c)     engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.     such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(a) above, or to be associated with persons engaged in any such activity;

5.     such person was found by a court of competent jurisdiction in a civil action or by the SEC to have violated any Federal or State securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated;

6.     such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.     such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(a)     any Federal or State securities or commodities law or regulation;

(b)     any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(c)     any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.     such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the

Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

          There are currently no material legal proceedings to which any of our directors or executive officers is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Certain Relationships and Related Party Transactions

          Except for the transactions described below, since the beginning of our fiscal year ended July 31, 2013, none of our directors, nominees for director, officers or principal stockholders, nor any immediate family members of the foregoing, has or have any material interest, direct or indirect, in any transaction, or in any proposed transaction, in which our Company was or is to be a participant and in which the amount involved exceeds $120,000:

    During the fiscal year ended July 31, 2013, the Company incurred $176,099 in general and administrative costs paid to a company controlled by a direct family member of a current officer and director (Mr. Adnani).

          Amounts owing to related parties are unsecured, non-interest bearing and without specific terms of repayment.

          Our Audit Committee is charged with reviewing and approving all related party transactions and reviewing and making recommendations to the Board of Directors or approving any contracts or other transactions with any of our current or former executive officers.

Conflicts of Interest

          To our knowledge, and other than as disclosed in this Proxy Statement, there are currently no known existing or potential conflicts of interest among us, our promoters, directors and officers, or other members of management, or any proposed director, officer or other member of management as a result of their outside business interests, except that certain of the directors and officers serve as directors and officers of other companies and, therefore, it is possible that a conflict may arise between their duties to us and their duties as a director or officer of such other companies.

Compliance with Section 16(a) of the Exchange Act

          Section 16(a) of the Exchange Act requires our officers and directors, and the persons who beneficially own more than 10% of our common stock, to file reports of ownership and changes in ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by us and on the representations of the reporting persons, we believe that all such reports were timely filed during the fiscal year ended July 31, 2013, within two business days as required by the SEC, except as follows:
Name	Number of Late Reports	Number of Transactions Not Reported on Timely Basis
Harry Anthony	1	3 (sales of common stock)
William Underdown, Jr.	1	1 (option exercise)

Board Leadership Structure and Role in Risk Oversight

          Amir Adnani serves as our President and Chief Executive Officer and Alan Lindsay serves as the Chairman of our Board of Directors. Our Board of Directors takes an active role in risk oversight of our Company. Our executive officers report any significant risks that come to their attention to our Board of Directors. Our Audit Committee reviews significant financial risks and reports them to our Board of Directors as well.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Oversight of Executive Compensation Program

          Our board of directors has established a Compensation Committee that operates under a written charter approved by the Board. The Compensation Committee is comprised of Vincent Della Volpe, Ivan Obolensky and David Kong. Mr. Della Volpe is the Chairman of the Compensation Committee. All of the members of the Compensation Committee qualify as independent directors under the listing standards of the NYSE MKT. The Board of Directors has determined that none of the Compensation Committee members have any material business relationships with the Company. The independence of the Compensation Committee members is re-assessed regularly by the Company.

          The Compensation Committee of our Board of Directors is responsible for establishing and administering the Company's executive and director compensation.

          The responsibilities of the Compensation Committee, as stated in its Charter, include the following:

    review and approve the Company's compensation guidelines and structure;

    review and approve on an annual basis the corporate goals and objectives with respect to compensation for the Chief Executive Officer;

    review and approve on an annual basis the evaluation process and compensation structure for the Company's other officers, including salary, bonus, incentive and equity compensation; and

    periodically review and make recommendations to the Board of Directors regarding the compensation of non-management directors.

          The Compensation Committee is responsible for developing the executive compensation philosophy and reviewing and recommending to the Board of Directors for approval all compensation policies and compensation programs for the executive team.

          Consistent with good governance practices, in May 2012, the Compensation Committee retained an independent compensation advisor to provide advice on the structure and levels of compensation for our executive officers and directors and to undertake a comprehensive review of our incentive plans.

Overview of Executive Compensation Program

          The Company recognizes that people are our primary asset and our principal source of competitive advantage. In order to recruit, motivate and retain the most qualified individuals as senior executive officers, the Company strives to maintain an executive compensation program that is competitive in the mining industry, which is a competitive, global labor market.

          The Compensation Committee's compensation objective is designed to attract and retain the best available talent while efficiently utilizing available resources. The Compensation Committee compensates executive management primarily through base salary and equity compensation designed to be competitive with comparable companies, and to align management's compensation with the long-term interests of shareholders. In determining an executive management's compensation, the Compensation Committee also takes into consideration the financial condition of the Company and discussions with the executive.

          In order to accomplish our goals and to ensure that the Company's executive compensation program is consistent with its direction and business strategy, the compensation program for our senior executive officers is based on the following objectives:

    to attract, motivate, retain and reward a knowledgeable and driven management team and to encourage them to attain and exceed performance expectations within a calculated risk framework; and

    to reward each executive based on individual and corporate performance and to incentivize such executives to drive the organization's current growth and sustainability objectives.

The following key principles guide the Company's overall compensation philosophy:

    compensation is designed to align executives to the critical business issues facing the Company;

    compensation should be fair and reasonable to shareholders and be set with reference to the local market and similar positions in comparable companies;

    a substantial portion of total compensation is at-risk and linked to individual efforts, as well as divisional and corporate performance. This ensures the link between executive pay and business performance;

    an appropriate portion of total compensation should be equity-based, aligning the interests of executives with shareholders; and

    compensation should be transparent to the Board of Directors, executives and shareholders.

Compensation Elements and Rationale

          There are three basic components to the Company's executive compensation program: base salary; short-term incentive cash awards; and long-term incentive equity compensation.

Base Salary

          Base salary is the foundation of the compensation program and is intended to compensate competitively relative to comparable companies within our industry and the marketplace where we compete for talent. Base salary is a fixed component of the compensation program and is used as the base to determine elements of incentive compensation and benefits.

Short-Term Incentive (Cash)

          The short-term incentive plan is a variable component of compensation and has the objective of motivating the executive officers to achieve pre-determined objectives and to provide a means to reward the achievement of corporate milestones and fulfillment of the annual business plan. During the fiscal years 2008 and 2009, the Company did not award any short-term incentives, which we considered appropriate due to the decline of the global capital markets. As the Company transitioned to a uranium mining company in 2010, we formalized a process for the award of short-term incentives and set goals for our executive officers based on the achievement of corporate, divisional and individual objectives. Since 2010, as significant corporate milestones were achieved by the Company, short-term incentive compensation awards became a more significant element of the overall executive officer compensation program.

          Historically, the amount of the short-term incentive awards paid to the Company's executive officers has been determined by the Company's Compensation Committee on a discretionary basis, given the Company's stage of development and its transitional stage of growth, based on the expected benefits to the Company for meeting its performance targets, the Company's available resources and market conditions. In fiscal 2013, the Compensation Committee recommended to the Board of Directors to award short-term incentives in the form of an annual bonus within the range of 15% to 40%, as a proportion of each executive officer's respective total compensation, as a result of the overall success of the executives in meeting their performance targets. The Compensation Committee determined that the award of bonuses to the Company's executives, in the amount recommended by the Compensation Committee, was prudent and reasonable.

          The Company did not utilize a formula-based approach to determine the amount of short-term incentive payments awarded in fiscal 2013. Subsequent to fiscal 2013, the Company has assessed quantitative and qualitative economic measurement criteria and has developed a more objective approach to determining annual bonuses as discussed further under the heading "Changes to the Executive Compensation Program".

          The Company did not utilize any specific benchmarking to provide a framework for its compensation decisions in fiscal 2013; however, the Company has conducted an internal survey of companies within our industry and has found our annual base salaries and short-term incentive program to be aligned competitively with those of comparable companies identified by the Company.

          To assess the Company's compensation practices and decisions in fiscal 2013, the Compensation Committee considered the advice of its independent compensation advisor and recommendations issued by leading independent proxy advisors. Based on such advice and recommendations, our Compensation Committee determined that the base salary and short-term incentive components of the fiscal 2013 executive compensation program were reasonable and appropriate. The Company did not make any significant changes to its compensation policies and decisions in fiscal 2013. Subsequent to fiscal 2013, the Company has implemented significant changes to its executive compensation program as discussed further under the heading "Changes to the Executive Compensation Program".

Long-Term Incentive (Equity)

          The Company's long-term incentive program provides for the granting of stock options to senior executive officers to both motivate executive performance and retention, as well as to align executive officer performance to shareholder value creation. In awarding long-term incentives, the Company compares the long-term incentive program to that of comparable companies within our industry and evaluates such factors as the number of options available under its Stock Incentive Plan and the number of options outstanding relative to the number of shares outstanding. The Company has historically sought to award stock options on a competitive basis based on a comparison with comparable companies.

          Each long-term incentive grant is based on the level of the position held and overall market competitiveness. The Compensation Committee takes into consideration previous grants when it considers new grants of options.

          The Board of Directors fixes the exercise price of the options at the time of the grant at the NYSE MKT closing price of our common shares.

          No long-term equity incentive plan awards were awarded to the executive officers in fiscal 2013.

          In fiscal 2013, the Compensation Committee undertook a comprehensive review of the Company's long-term incentive plan. To adopt preferred governance practices within its long-term incentive plan, the Compensation Committee considered the advice of its independent compensation advisor and guidance on best market practices for long-term incentive plan designs published by leading independent proxy advisors. The Compensation Committee recommended modifications to the Company's long-term incentive plan and on May 1, 2013 our board of directors adopted the Company's 2013 Stock Incentive Plan. On July 24, 2013 our shareholders ratified the 2013 Stock Incentive Plan.

          The following table summarizes the pay mix for the executive officers and illustrates the percentage of fixed versus at-risk pay over the last three fiscal years:

Notes:

(1)     Mr. Anthony resigned as Chief Operating Officer and was appointed as Senior Advisor to our Company effective September 27, 2013.

(2)      Mr. Katsumata was appointed Chief Financial Officer, Secretary and Treasurer of our Company effective January 5, 2011.

(3)     Mr. Obara resigned as Chief Financial Officer, Secretary and Treasurer, and was appointed as Vice President, Administration, of our Company effective January 5, 2011.

Non-Cash Compensation

          The Company provides standard health benefits to its executives, including medical, dental and disability insurance.

          The Company's non-cash compensation is intended to provide a similar level of benefits as those provided by comparable companies within our industry.

Changes to the Executive Compensation Program

Short-Term Incentive (Cash)

          Subsequent to fiscal 2013, the Compensation Committee undertook a comprehensive review of the Company's executive compensation program. The Compensation Committee considered the advice of its independent compensation advisor and recommended significant changes within the Company's executive compensation program to better align incentives with key drivers of performance and shareholder value.

          The Compensation Committee established guidelines for the amount of annual incentive awards payable to the executives in fiscal 2014 as a percentage of an executive's base salary for specific performance targets and levels achieved. The Compensation Committee established minimum performance targets and levels, and maximum incentive awards, with no incentive compensation payable for performance falling below minimum performance levels and maximum incentive compensation equivalent to 200% of an executive's base salary payable for superior performance across all performance levels. In determining the appropriate performance targets and levels the Compensation Committee considered operating targets for the year, the Company's overall business and strategic plan and prevailing market conditions.

          The Compensation Committee approved the following guidelines for the payment of incentive awards to the executives in fiscal 2014:

    annual incentive awards shall be payable for performance meeting or exceeding target performance levels;

    a maximum incentive award equivalent to 60% of an executive's base salary shall be payable for performance meeting target performance levels;

    a maximum incentive award equivalent to 120% of an executive's base salary shall be payable for performance meeting superior performance levels;

    no annual incentive awards shall be payable for performance falling below target performance levels;

    the value of individual performance targets shall be determined by the Compensation Committee;

    the payment of annual incentive awards shall be subject to a determination by the Board of Directors that the Company maintains sufficient cash on hand to meet the Company's financial obligations as determined on the date of payment; and

    annual incentive awards shall be subject to a provision for recovery or "clawback" if a payment is subsequently determined by the Board of Directors to have been based on materially inaccurate financial statements or materially inaccurate performance criteria.

          The Compensation Committee will continue evaluating and evolving the compensation program design against best market practices as the Company experiences further growth.

Clawback Policy

          Subsequent to fiscal 2013, the Board of Directors adopted a clawback policy as an additional safeguard to mitigate compensation risks. The clawback policy applies to all cash and equity incentive compensation and provides that the Board of Directors may seek reimbursement for compensation awarded to an executive in situations where (a) payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of the Company's financial statements filed with any securities regulatory authority, (b) the executive engaged in gross negligence, intentional misconduct or fraud that caused, or partially caused, the need for a restatement, or (c) the incentive compensation would have been lower had the financial results been properly reported.

Fiscal 2013 Results and Achievements

          The Compensation Committee reviews, on an annual basis, the overall compensation package for our senior executive officers and evaluates executive officer performance relative to corporate goals. The Compensation Committee has the opportunity to meet with the senior executive officers at various times during the year, which assists the Compensation Committee in forming its own assessment of each individual's performance. The executive officers were not present during voting or deliberations of the Compensation Committee relating to executive compensation.

          In determining the compensation for the senior executive officers, the Compensation Committee considered compensation paid to other executive officers of other companies within the industry, the executive's performance in meeting goals, the complexity of the management position and the experience of the individual.

          When reviewing the executive's performance for the fiscal year ended July 31, 2013, the Compensation Committee took into consideration both individual and corporate performance levels.

          The executive performance targets for the year were:

    expansion of the area of uranium extraction in South Texas;

    increase throughput of uranium at the Company's Hobson processing plant;

    expansion of the resource base;

    advancement of the Company's projects; and

    corporate performance.

          The following milestones were attained by the Company as a result of the success of the executives meeting their performance targets:

    achieved strong uranium extraction at Palangana, the Company's first ISR mine in South Texas, with Production Areas 1, 2 and 3 online with uranium recovery; extended the area of uranium extraction with the startup of Production Area 3; and advanced permitting for Production Areas 4, 5 and 6;

    recorded cumulative sales of U3O8 since the commencement of uranium extraction in 2011 to July 31, 2013 of 490,000 pounds at an average sales price of $47 per pound for gross proceeds of $22.8 million;

    completed permitting at Goliad, the Company's second ISR mine in South Texas; advanced engineering and construction for Production Area 1;

    completed a US$20 million credit facility for an initial funding of US$10 million with an additional US$10 million available for draw-down as of July 31, 2013; thereby injecting non-dilutive growth capital into the Company;

    expanded the resource of the Burke Hollow project, a 17,510 acre uranium property located in Bee County, Texas, within close proximity to the Company's Hobson processing plant, with an inferred resource estimate prepared in accordance with the provisions of National Instrument 43-101, Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators ("NI 43-101");

    expanded the resource of the Slick Rock project located in San Miguel County, Colorado, with an inferred resource estimate prepared in accordance with the provisions of NI 43-101;

    defined an exploration resource for the Oviedo project located in the Republic of Paraguay, with a technical report prepared in accordance with the provisions of NI 43-101; and

    retained its inclusion on the Russell 2000 and Russell 3000 indexes.

Alan Lindsay, Chairman of the Board

          Alan Lindsay serves as the Company's Chairman and a director and is retained accordingly on a yearly basis. Mr. Lindsay is compensated on a monthly basis at a rate of $6,000 per month.

          The Company's compensation policy for Mr. Lindsay is based on comparisons of other companies' remunerations made to their Chairmen and the value of Mr. Lindsay's expertise to the Company.

Amir Adnani, President and Chief Executive Officer

          Amir Adnani is retained according to an executive services agreement with our Company, and his compensation for serving as an executive officer of the Company is disclosed below in the "Summary Compensation Table".

          The Company's compensation policy for Mr. Adnani is based on comparisons of other companies' remunerations made to their Presidents and Chief Executive Officers and the value of Mr. Adnani's expertise to the Company.

          As shown in the Director Compensation Table below, Mr. Adnani does not receive additional compensation in connection with his service as a director of the Company.

Harry Anthony, former Chief Operating Officer

          Harry Anthony resigned as Chief Operating Officer and was appointed as a Senior Advisor of our Company effective September 27, 2013. Prior to his resignation, Mr. Anthony was retained according to an executive services agreement with our Company, and his compensation for serving as Chief Operating Officer of the Company is disclosed below in the "Summary Compensation Table".

          The Company's compensation policy for Mr. Anthony was based on comparisons of other companies' remunerations made to their Chief Operating Officers and the value of Mr. Anthony's expertise to the Company.

          As shown in the Director Compensation Table below, Mr. Anthony did not receive additional compensation in connection with his service as a director of the Company.

Mark Katsumata, Secretary, Treasurer and Chief Financial Officer

          Mark Katsumata is retained according to an executive services agreement with our Company, and his compensation for serving as Chief Financial Officer of the Company is disclosed below in the "Summary Compensation Table".

          The Company's compensation policy for Mr. Katsumata is based on comparisons of other companies' remunerations made to their Chief Financial Officers and the value of Mr. Katsumata's expertise to the Company.

Pension Benefits

          None.

Non-Qualified Deferred Compensation

          None.

Retirement, Resignation or Termination Plans

          Officers with contracts for services have notice requirements which permit pay in lieu of notice.

          Each of the Company's executive services agreements with Mr. Adnani, Mr. Anthony (prior to his resignation) and Mr. Katsumata contemplates the case of termination due to various provisions whereby the named executive officers will receive severance payments, as described below under the heading "Executive Services Agreements".

Compensation and Risk

          We do not believe that our compensation policies and practices are reasonably likely to have a material adverse effect on us. We have taken steps to ensure our executive compensation program does not incentivize risk outside the Company's risk appetite. Some of the key ways that we currently manage compensation risk are as follows:

    appointed a Compensation Committee which is composed entirely of independent directors to oversee the executive compensation program;

    retained an independent compensation advisor to provide advice on the structure and levels of compensation for our executive officers and directors;

    the use of deferred equity compensation in the form of stock options to encourage a focus on long-term corporate performance versus short-term results;

    disclosure of executive compensation to stakeholders;

    established a clawback policy applicable to all cash and equity incentive compensation; and

    adoption of say-on-pay.

Consideration of Most Recent Shareholder Advisory Vote on Executive Compensation

          As required by Section 14A of the Exchange Act, at our 2013 Annual Meeting of Stockholders our stockholders voted, in an advisory manner, on a proposal to approve our named executive officer compensation. This was our most recent stockholder advisory vote to approve named executive officer compensation. The proposal was approved by our stockholders, receiving approximately 76.2% of the vote of the stockholders present in person or represented by proxy and voting at the meeting. The Company has implemented significant changes to its executive compensation program in response to this vote as discussed further under the heading "Changes to the Executive Compensation Program". The Board of Directors will continue evaluating and soliciting feedback from the Company's stockholders on executive compensation.

Compensation Committee Interlocks and Insider Participation

          No person who served as a member of our Compensation Committee during our fiscal year ended July 31, 2013, was a current or former officer or employee of our Company or engaged in certain transactions with our Company required to be disclosed by regulations of the SEC. Additionally, during our fiscal year ended July 31, 2013, there were no Compensation Committee "interlocks," which generally means that no executive officer of our Company served: (a) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity which had an executive officer serving as a member of our Company's Compensation Committee; (b) as a director of another entity which had an executive officer serving as a member of our Company's Compensation Committee; or (c) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity which had an executive officer serving as a director of our Company.

Compensation Committee Report

          The Compensation Committee has reviewed and discussed the foregoing compensation discussion and analysis with Company management. Based on that review and those discussions, the Compensation Committee recommended to the Board of Directors that the compensation discussion and analysis be included in this Proxy Statement. This report is provided by the following independent directors, who comprise the Compensation Committee:

          By: Vincent Della Volpe, Ivan Obolensky and David Kong.

Summary Compensation Table

          The following table sets forth the compensation paid to our Chief Executive Officer, Chief Financial Officer and those executive officers that earned in excess of $100,000 during the years ended July 31, 2013, 2012 and 2011 (each a "Named Executive Officer"):

Notes:
(1)

These amounts represent fees paid by us to the Named Executive Officers during the year pursuant to various executive services agreements, as between us and the Named Executive Officers, which are more particularly described below.

(2)

These amounts represent the fair value of these options at the date of grant which was estimated using the Black-Scholes option pricing model. For information relating to the assumptions used to calculate the grant date fair value, see Note 11 to the Company's Consolidated Financial Statements contained in the Company's Annual Report on Form 10-K for its fiscal year ended July 31, 2013.

(3)	The Company did not record any non-equity incentive compensation plan expense, non-qualified deferred compensation expense or other compensation expense for the Named Executive Officers.
(4)	Mr. Anthony resigned as Chief Operating Officer and was appointed as a Senior Advisor of our Company effective September 27, 2013.
(5)

Mr. Katsumata was appointed as Secretary, Treasurer and Chief Financial Officer of our Company effective January 5, 2011. The Company pays Mr. Katsumata in Canadian currency. For the purpose of reporting the salary paid to Mr. Katsumata, the salary was converted from Canadian currency to U.S. currency at the Bank of Canada noon buying rate for the years ended July 31.

(6)	Mr. Obara resigned as Secretary, Treasurer and Chief Financial Officer and was appointed as Vice President, Administration, of our Company effective January 5, 2011.

No Grants of Plan Based Awards

          The Company did not grant any plan based awards to the Named Executive Officers in the fiscal year ended July 31, 2013 under any plan.

Outstanding Equity Awards

          The following table sets forth information as at July 31, 2013, relating to options that have been granted to the Named Executive Officers:

Option Exercises and Stock Vested

          The following table sets forth the value realized on options exercised and stock awards vested for the Named Executive Officers for the fiscal year ended July 31, 2013:

Note:
(1)	The value realized on exercise is based on the difference between the closing sale price on the date of exercise and the exercise price of each option.

No Pension Benefits

          The Company does not maintain any plan that provides for payments or other benefits to its executive officers at, following or in connection with retirement and including, without limitation, any tax-qualified defined benefit plans or supplemental executive retirement plans.

No Nonqualified Deferred Compensation

          The Company does not maintain any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Director Compensation

          Directors receive cash compensation for their services as such, as well as options. The number of options granted to each director is based on the experience of the director, time spent on Company matters and the compensation paid to other directors of companies in the industry.

          The following table sets forth information relating to compensation paid to our directors in the fiscal year ended July 31, 2013:

Notes:

(1)     Information for Amir Adnani and Harry Anthony is included in the Summary Compensation Table for Named Executive Officers and is not reported in the Director Compensation section of this Proxy Statement.

(2)     Katharine Armstrong resigned as a Director of our Company effective June 2, 2014.

          As of July 31, 2013, our directors held options to acquire an aggregate of 3,905,884 shares of our common stock as follows: Alan Lindsay - 1,065,000 options; Amir Adnani - 979,634 options; Harry Anthony - 1,221,250 options; Ivan Obolensky - 220,000 options; Vincent Della Volpe - 270,000 options; David Kong - 100,000 options and Katharine Armstrong - 50,000 options.

          Alan Lindsay serves as the Company's Chairman and a director and is retained accordingly on a yearly basis. Mr. Lindsay is compensated on a monthly basis at a rate of $6,000 per month.

          Amir Adnani serves as the Company's Chief Executive Officer, President and a director. Mr. Adnani is retained according to his executive services agreement and his compensation for serving as executive officer of the Company is disclosed above in the "Summary Compensation Table". Mr. Adnani does not receive additional compensation in connection with his service as a director of the Company.

          Harry Anthony served as the Company's Chief Operating Officer and a director until his resignation from such positions effective September 27, 2013. Mr. Anthony was retained according to his executive services agreement and his compensation for serving as executive officer of the Company is disclosed above in the "Summary Compensation Table". Mr. Anthony did not receive additional compensation in connection with his service as a director of the Company.

          David Kong, Ivan Obolensky, Vincent Della Volpe and Ganpat Mani are independent directors of the Company. Mr. Kong serves as Chairman of the Company's Audit Committee and Mr. Della Volpe serves as Chairman of the Company's Compensation Committee and as Chairman of the Company's Corporate Governance and Nominating Committee. The independent directors are retained on a yearly basis for their services and are paid quarterly based on annual retainer fees as follows:

  David Kong (CAD$25,000 per year);

  Ivan Obolensky ($20,000 per year);

  Vincent Della Volpe ($20,000 per year); and

  Ganpat Mani ($20,000 per year).

          The amounts listed above are all-inclusive retainer fees and there are no additional committee and/or chairmanship fees or meeting attendance fees above and beyond such annual retainer fees.

          In addition to such retainers, from time to time directors may receive bonus payments or options, which are granted on a discretionary basis. The amount of any bonus payments or the number of options granted is based on the experience of the director, time spent on Company matters and a comparison of the compensation paid to other directors of companies in the industry.

          Standard retainer amounts paid to directors, as well as any bonus payments or options, are determined by the Company's Compensation Committee and ratified by the Board of Directors.

Directors' and Officers' Insurance

          The Company has purchased a policy of insurance for the benefit of its directors and officers, and the directors and officers of its subsidiaries, against liability incurred by them in the performance of their duties as directors and officers of the Company, or its subsidiaries, as the case may be. The amount of premium paid with respect to this policy for the fiscal year ended July 31, 2013, was $66,346. The policy does not specify that any part of the premium is paid in respect of either directors as a group or officers as a group. The entire premium is paid by the Company. The current annual policy limit is $10,000,000 subject to a deductible of up to $100,000 per claim and $250,000 per securities claim.

Executive Services Agreements

Adnani Executive Services Agreement

          On July 23, 2009, our Board of Directors approved the entering into of an executive services agreement with Amir Adnani Corp. ("Adnani Corp."), as amended by certain letter agreements, dated for reference effective as at July 1, 2010 and February 1, 2012, respectively, with a term expiring on July 23, 2012 (the "2009 Adnani Agreement"). The 2009 Adnani Agreement was subject to automatic renewal and remained in effect until June 30, 2013. On July 24, 2013, our Board of Directors approved the entering into of a further amended and restated executive services agreement with Adnani Corp., with an initial term commencing retroactively on July 1, 2013 and expiring on July 1, 2016 (the "Adnani Agreement").

          The Adnani Agreement is subject to automatic renewal on a three-month to three-month term renewal basis unless either the Company or Adnani Corp. provides written notice not to renew the Adnani Agreement no later than 90 days prior to the end of the then current or renewal term.

          Pursuant to the terms and provisions of the Adnani Agreement: (a) through Adnani Corp., Mr. Adnani shall continue to provide duties to us commensurate with his current executive positions as our President and Chief Executive Officer; and (b) we shall pay to Adnani Corp. a monthly fee of $30,000.

          If the Company elects to not renew the Adnani Agreement, and provided that Adnani Corp. is in compliance with the relevant terms and conditions of the Adnani Agreement, the Company shall be obligated to provide a severance package to Adnani Corp. as follows: (a) a cash payment equating to an aggregate of four months of the then monthly fee for each full year, and any portion thereof, of the initial term effective from July 23, 2009 and any renewal period during which the Adnani Agreement was in force and effect and during which Adnani Corp. rendered services thereunder, together with a cash payment equating to Adnani Corp.'s average annual bonus during the most recent two years, payable by the Company to Adnani Corp. within 14 calendar days of the effective termination date; (b) any expense payment reimbursements which would then be due and owing by the Company to Adnani Corp. to the effective termination date, payable within 14 calendar days of the effective termination date (the "Adnani Outstanding Expense Reimbursements"); (c) any pro rata and unused vacation pay which would then be due and owing by the Company to Mr. Adnani to the effective termination date and payable within 14 calendar days of the effective termination date (the "Adnani Outstanding Vacation Pay"); (d) subject to applicable provisions of the Adnani Agreement, all of Adnani Corp.'s and Mr. Adnani's then issued and outstanding stock-based equity awards in and to the Company as at the effective termination date shall immediately vest, if not otherwise vested, and shall continue to be exercisable for a period of two years from the effective termination date (the "Adnani Options Extension"); and (e) confirmation that all of Adnani Corp.'s and Mr. Adnani's then benefits coverage would be extended to Mr. Adnani for a period ending two years from the effective termination date (the "Adnani Benefits Extension").

          If the Company elects to terminate the Adnani Agreement without just cause, or if Adnani Corp. terminates the Adnani Agreement for just cause, and provided that Adnani Corp. is in compliance with the relevant terms and conditions of the Adnani Agreement, the Company shall be obligated to provide a severance package to Adnani Corp. as follows: (a) a cash payment equating to an aggregate of 24 months of the then monthly fee, together with a cash payment equating to two times the sum of Adnani Corp.'s average annual bonus during the most recent two years, payable by the Company to Adnani Corp. within 14 calendar days of the effective termination date; (b) all Adnani Outstanding Expense Reimbursements, payable within 14 calendar days of the effective termination date; (c) all Adnani Outstanding Vacation Pay, payable within 14 calendar days of the effective termination date; (d) subject to applicable provisions of the Adnani Agreement, the Adnani Options Extension commencing on the effective termination date; and (e) the Adnani Benefits Extension commencing on the effective termination date.

          If Adnani Corp. elects to terminate the Adnani Agreement for good reason, as defined in the Adnani Agreement, including, without limitation, a material diminution of Mr. Adnani's duties, a failure of the Company to deliver a written agreement to be entered into with any successor, assignee or transferee of the Company to assume and agree to perform the Adnani Agreement, a failure of the Company to pay remuneration or any other breach by the Company of a material provision of the Adnani Agreement, and provided that Adnani Corp. is in compliance with the relevant terms and conditions of the Adnani Agreement, the Company shall be obligated to provide a severance package to Adnani Corp. as follows: (a) a cash payment equating to an aggregate of 18 months of the then monthly fee, together with a cash payment equating to one and one-half times the sum of Adnani Corp.'s average annual bonus during the most recent two years, payable by the Company to Adnani Corp. over a period of 12 months from the effective termination date; (b) all Adnani Outstanding Expense Reimbursements, payable within 14 calendar days of the effective termination date; (c) all Adnani Outstanding Vacation Pay, payable within 14 calendar days of the effective termination date; (d) subject to applicable provisions of the Adnani Agreement, the Adnani Options Extension commencing on the effective termination date; and (e) the Adnani Benefits Extension commencing on the effective termination date.

          If Adnani Corp. elects to terminate the Adnani Agreement, except for just cause, or if the Company terminates the Adnani Agreement for just cause, Adnani Corp. is not entitled to a severance package.

          The Adnani Agreement will be deemed terminated on the 30th calendar day following the death or disability of Mr. Adnani, in which case the Company shall be obligated to provide a severance package to Adnani Corp. or Mr. Adnani's estate as follows, provided that Adnani Corp. is or was in compliance with the relevant terms and conditions of the Adnani Agreement: (a) a cash payment equating to an aggregate of 12 months of the then monthly fee, together with a cash payment equating to Adnani Corp's average annual bonus during the most recent two years, payable by the Company to Adnani Corp. or Mr. Adnani's estate within 14 calendar days of the effective termination date; (b) all Adnani Outstanding Expense Reimbursements, payable within 14 calendar days of the effective termination date; (c) all Adnani Outstanding Vacation Pay, payable within 14 calendar days of the effective termination date; and (d) subject to applicable provisions of the Adnani Agreement, the Adnani Options Extension commencing on the effective termination date.

Anthony Executive Employment Agreement

          Mr. Anthony resigned as Chief Operating Officer and was appointed as a Senior Advisor of our Company effective September 27, 2013. Prior to his resignation, the terms of his employment as Chief Operating Officer were governed by an executive services agreement as disclosed below.

          On July 23, 2009, our Board of Directors approved the entering into of an executive services agreement with Harry Anthony, with a term expiring on July 23, 2012 (the "2009 Anthony Agreement"). The 2009 Anthony Agreement was subject to automatic renewal and remained in effect until June 30, 2013. On July 24, 2013, our Board of Directors approved the entering into of a further amended and restated executive services agreement with Harry Anthony, with an initial term commencing retroactively on July 1, 2013 and expiring on July 1, 2016 (the "Anthony Agreement").

The Anthony Agreement is subject to automatic renewal on a three-month to three-month term renewal basis unless either the Company or Mr. Anthony provides written notice not to renew the Anthony Agreement no later than 90 days prior to the end of the then current or renewal term.

Pursuant to the terms and provisions of the Anthony Agreement: (a) Mr. Anthony shall provide duties to us commensurate with his executive position as our Chief Operating Officer; and (b) we shall pay to Mr. Anthony a monthly fee of $25,000.

If the Company elects to not renew the Anthony Agreement, and provided that Mr. Anthony is in compliance with the relevant terms and conditions of the Anthony Agreement, the Company shall be obligated to provide a severance package to Mr. Anthony as follows: (a) a cash payment equating to an aggregate of four months of the then monthly fee for each full year, and any portion thereof, of the initial term effective from July 23, 2009 and any renewal period during which the Anthony Agreement was in force and effect and during which Mr. Anthony rendered services thereunder, together with a cash payment equating to the Mr. Anthony's average annual bonus during the most recent two years, payable by the Company to Mr. Anthony within 14 calendar days of the effective termination date; (b) any expense payment reimbursements which would then be due and owing by the Company to Mr. Anthony to the effective termination date, payable within 14 calendar days of the effective termination date (the "Anthony Outstanding Expense Reimbursements"); (c) any pro rata and unused vacation pay which would then be due and owing by the Company to Mr. Anthony to the effective termination date and payable within 14 calendar days of the effective termination date (the "Anthony Outstanding Vacation Pay"); (d) subject to applicable provisions of the Anthony Agreement, all of Mr. Anthony's then issued and outstanding stock-based equity awards in and to the Company as at the effective termination date shall immediately vest, if not otherwise vested, and shall continue to be exercisable for a period of two years from the effective termination date (the "Anthony Options Extension"); and (e) confirmation that all of Mr. Anthony's then benefits coverage would be extended to Mr. Anthony for a period ending two years from the effective termination date (the "Anthony Benefits Extension").

If the Company elects to terminate the Anthony Agreement without just cause, or if Mr. Anthony terminates the Anthony Agreement for just cause, and provided that Mr. Anthony is in compliance with the relevant terms and conditions of the Anthony Agreement, the Company shall be obligated to provide a severance package to Mr. Anthony as follows: (a) a cash payment equating to an aggregate of 24 months of the then monthly fee, together with a cash payment equating to two times the sum of Mr. Anthony's average annual bonus during the most recent two years, payable by the Company to Mr. Anthony within 14 calendar days of the effective termination date; (b) all Anthony Outstanding Expense Reimbursements, payable within 14 calendar days of the effective termination date; (c) all Anthony Outstanding Vacation Pay, payable within 14 calendar days of the effective termination date; (d) subject to applicable provisions of the Anthony Agreement, the Anthony Options Extension commencing on the effective termination date; and (e) the Anthony Benefits Extension commencing on the effective termination date.

If Mr. Anthony elects to terminate the Anthony Agreement for good reason, as defined in the Anthony Agreement, including, without limitation, a material diminution of Mr. Anthony's duties, a failure of the Company to deliver a written agreement to be entered into with any successor, assignee or transferee of the Company to assume and agree to perform the Anthony Agreement, a failure of the Company to pay remuneration or any other breach by the Company of a material provision of the Anthony Agreement, and provided that Mr. Anthony is in compliance with the relevant terms and conditions of the Anthony Agreement, the Company shall be obligated to provide a severance package to Mr. Anthony as follows: (a) a cash payment equating to an aggregate of 18 months of the then monthly fee, together with a cash payment equating to one and one-half times the sum of Mr. Anthony's average annual bonus during the most recent two years payable by the Company to Mr. Anthony over a period of 12 months from the effective termination date; (b) all Anthony Outstanding Expense Reimbursements, payable within 14 calendar days of the effective termination date; (c) all Anthony Outstanding Vacation Pay, payable within 14 calendar days of the effective termination date; (d) subject to applicable provisions of the Anthony Agreement, the Anthony Options Extension commencing on the effective termination date; and (e) the Anthony Benefits Extension commencing on the effective termination date.

          If Mr. Anthony elects to terminate the Anthony Agreement, except for just cause, or if the Company terminates the Anthony Agreement for just cause, Mr. Anthony is not entitled to a severance package.

          The Anthony Agreement will be deemed terminated on the 30th calendar day following the death or disability of Mr. Anthony, in which case the Company shall be obligated to provide a severance package to Mr. Anthony or Mr. Anthony's estate as follows, provided that Mr. Anthony is or was in compliance with the relevant terms and conditions of the Anthony Agreement: (a) a cash payment equating to an aggregate of 12 months of the then monthly fee, together with a cash payment equating to Mr. Anthony's average annual bonus during the most recent two years, payable by the Company to Mr. Anthony or Mr. Anthony's estate within 14 calendar days of the effective termination date; (b) all Anthony Outstanding Expense Reimbursements, payable within 14 calendar days of the effective termination date; (c) all Anthony Outstanding Vacation Pay, payable within 14 calendar days of the effective termination date; and (d) subject to applicable provisions of the Anthony Agreement, the Anthony Options Extension commencing on the effective termination date.

          Mr. Anthony resigned as our Chief Operating Officer effective September 27, 2013, as such, the Anthony Agreement is terminated.

Katsumata Executive Employment Agreement

          On January 5, 2011, our Board of Directors approved the entering into of an executive services agreement with Mark Katsumata, with a term expiring on January 5, 2013 (the "2011 Katsumata Agreement"). The 2011 Katsumata Agreement was subject to automatic renewal and remained in effect until June 30, 2013. On July 24, 2013, our Board of Directors approved the entering into of a further amended and restated executive services agreement with Mark Katsumata, with an initial term commencing retroactively on July 1, 2013 and expiring on July 1, 2015 (the "Katsumata Agreement").

          The Katsumata Agreement is subject to automatic renewal on a three-month to three-month term renewal basis unless either the Company or Mr. Katsumata provides written notice not to renew the Katsumata Agreement no later than 90 days prior to the end of the then current or renewal term.

          Pursuant to the terms and provisions of the Katsumata Agreement: (a) Mr. Katsumata shall provide duties to us commensurate with his executive position as our Secretary, Treasurer and Chief Financial Officer; and (b) we shall pay to Mr. Katsumata a monthly fee of CAD$13,750.

          If the Company elects to not renew the Katsumata Agreement, and provided that Mr. Katsumata is in compliance with the relevant terms and conditions of the Katsumata Agreement, the Company shall be obligated to provide a severance package to Mr. Katsumata as follows: (a) a cash payment equating to an aggregate of four months of the then monthly fee for each full year, and any portion thereof, of the initial term and any renewal period during which the Katsumata Agreement was in force and effect and during which Mr. Katsumata rendered services thereunder, together with a cash payment equating to Mr. Katsumata's annual bonus during the most recent year, payable by the Company to Mr. Katsumata within 14 calendar days of the effective termination date; (b) any expense payment reimbursements which would then be due and owing by the Company to Mr. Katsumata to the effective termination date, payable within 14 calendar days of the effective termination date (the "Katsumata Outstanding Expense

Reimbursements"); (c) any pro rata and unused vacation pay which would then be due and owing by the Company to Mr. Katsumata to the effective termination date and payable within 14 calendar days of the effective termination date (the "Katsumata Outstanding Vacation Pay"); (d) subject to applicable provisions of the Katsumata Agreement, all of Mr. Katsumata's then issued and outstanding stock-based equity awards in and to the Company as at the effective termination date shall immediately vest, if not otherwise vested, and shall continue to be exercisable for a period of one year from the effective termination date (the "Katsumata Options Extension"); and (e) confirmation that all of Mr. Katsumata's then benefits coverage would be extended to Mr. Katsumata for a period ending one year from the effective termination date (the "Katsumata Benefits Extension").

          If the Company elects to terminate the Katsumata Agreement without just cause, or if Mr. Katsumata terminates the Katsumata Agreement for just cause, and provided that Mr. Katsumata is in compliance with the relevant terms and conditions of the Katsumata Agreement, the Company shall be obligated to provide a severance package to Mr. Katsumata as follows: (a) a cash payment equating to an aggregate of 12 months of the then monthly fee, together with a cash payment equating to Mr. Katsumata's annual bonus during the most recent year, payable by the Company to Mr. Katsumata within 14 calendar days of the effective termination date; (b) all Katsumata Outstanding Expense Reimbursements, payable within 14 calendar days of the effective termination date; (c) all Katsumata Outstanding Vacation Pay, payable within 14 calendar days of the effective termination date; (d) subject to applicable provisions of the Katsumata Agreement, the Katsumata Options Extension commencing on the effective termination date; and (e) the Katsumata Benefits Extension commencing on the effective termination date.

          If Mr. Katsumata elects to terminate the Katsumata Agreement for good reason, as defined in the Katsumata Agreement, including without limitation a material diminution of Mr. Katsumata's duties, a failure of the Company to deliver a written agreement to be entered into with any successor, assignee or transferee of the Company to assume and agree to perform the Katsumata Agreement, a failure of the Company to pay remuneration or any other breach by the Company of a material provision of the Katsumata Agreement, and provided that Mr. Katsumata is in compliance with the relevant terms and conditions of the Katsumata Agreement, the Company shall be obligated to provide a severance package to Mr. Katsumata as follows: (a) a cash payment equating to an aggregate of nine months of the then monthly fee, together with a cash payment equating to three-quarters of the sum of the Mr. Katsumata's annual bonus during the most recent year payable by the Company to Mr. Katsumata over a period 12 months from the effective termination date; (b) all Katsumata Outstanding Expense Reimbursements, payable within 14 calendar days of the effective termination date; (c) all Katsumata Outstanding Vacation Pay, payable within 14 calendar days of the effective termination date; (d) subject to applicable provisions of the Katsumata Agreement, the Katsumata Options Extension commencing on the effective termination date; and (e) the Katsumata Benefits Extension commencing on the effective termination date.

          If Mr. Katsumata elects to terminate the Katsumata Agreement, except for just cause, or if the Company terminates the Katsumata Agreement for just cause, Mr. Katsumata is not entitled to a severance package.

          The Katsumata Agreement will be deemed terminated on the 30th calendar day following the death or disability of Mr. Katsumata, in which case the Company shall be obligated to provide a severance package to Mr. Katsumata or to Mr. Katsumata's estate as follows, provided that Mr. Katsumata is or was in compliance with the relevant terms and conditions of the Katsumata Agreement: (a) a cash payment equating to an aggregate of six months of the then monthly fee, together with a cash payment equating to one-half of Mr. Katsumata's annual bonus during the most recent year, payable by the Company to Mr. Katsumata or Mr. Katsumata's estate within 14 calendar days of the effective termination date; (b) all Katsumata Outstanding Expense Reimbursements, payable within 14 calendar days of the effective termination date; (c) all Katsumata Outstanding Vacation Pay, payable within 14 calendar days of the effective termination date; and (d) subject to applicable provisions of the Katsumata Agreement, the Katsumata Options Extension commencing on the effective termination date.

          THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES AS SET FORTH ABOVE. DIRECTORS ARE ELECTED BY A PLURALITY OF THE VOTES CAST.

__________

PROPOSAL NUMBER TWO:

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

          Ernst & Young LLP, Chartered Accountants, have been selected as the independent registered public accountants of the Company for the fiscal year ending July 31, 2014. Ernst & Young LLP audited the Company's financial statements for our fiscal year ended July 31, 2013.

          Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions at the Annual Meeting.

          In the event ratification by the stockholders of the appointment of Ernst & Young LLP as the Company's independent registered public accountants is not obtained, our Board of Directors will reconsider such appointment.

          Aggregate fees for professional services rendered to us by our auditors are set forth below:

Audit Fees

          Audit fees consist of aggregate fees for professional services in connection with the audit of our annual financial statements, quarterly reviews of our financial statements included in our quarterly reports and services in connection with statutory and regulatory filings.

Audit-Related Fees

Audit-related fees consist of aggregate fees for assurance and related services related to the audit or review of our financial statements that are not reported under "Audit Fees" above.

Tax Fees

          Tax fees consist of aggregate fees for professional services for tax compliance, tax advice and tax planning, primarily, fees related to tax preparation services.

All Other Fees

          Other than those described above, our auditors did not provide any other services.

Pre-Approval of Services by the Independent Auditor

          Our Audit Committee is responsible for the pre-approval of audit and permitted non-audit services to be performed by the Company's independent auditor. The Audit Committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services by Ernst

& Young LLP. Thereafter, the Audit Committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by Ernst & Young LLP which are not encompassed by the Audit Committee's annual pre-approval and are not prohibited by law. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve, on a case-by-case basis, non-audit services to be performed by Ernst & Young LLP. The Audit Committee has approved all audit and permitted non-audit services performed by Ernst & Young LLP for the fiscal year ended July 31, 2013.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING JULY 31, 2014.

__________

PROPOSAL NUMBER THREE:

APPROVAL OF 2014 STOCK INCENTIVE PLAN

          We are seeking shareholder approval of the 2014 Stock Incentive Plan to authorize 7,500,000 additional shares for issuance pursuant to new awards, as described below.

Summary of 2014 Stock Incentive Plan

          On June 9, 2014, our Board of Directors authorized and approved the adoption of the Company's 2014 Stock Incentive Plan (the "2014 Stock Incentive Plan"), under which an aggregate of 15,493,788 of our shares may be issued, which consists of 7,993,788 shares issuable pursuant to options previously granted that were outstanding under our 2013 Stock Incentive Plan (as described below) as of the date our Board of Directors authorized and approved the adoption of the 2014 Stock Incentive Plan and 7,500,000 additional shares that may be issued pursuant to awards that may be granted under the 2014 Stock Incentive Plan. The 2014 Stock Incentive Plan supersedes and replaces the Company's 2013 Stock Incentive Plan, dated as originally ratified by the Board of Directors on May 1, 2013, as ratified by the shareholders of the Company at the Company's annual general meeting held on July 24, 2013 (the "2013 Stock Incentive Plan").

          Under the 2013 Stock Incentive Plan, an aggregate of 10,905,128 of our shares were authorized for issuance. As of June 9, 2014, a total of 7,993,788 previously granted options remained outstanding under our 2013 Stock Incentive Plan and 2,143,500 shares remained available for grant under the 2013 Stock Incentive Plan. As indicated above, all previously granted options that were outstanding under our 2013 Stock Incentive Plan as of the date our Board of Directors authorized and approved the adoption of the 2014 Stock Incentive Plan are covered by the 2014 Stock Incentive Plan. For the avoidance of doubt, the 2,143,500 Shares of the Company remaining available for grant under the 2013 Stock Incentive Plan as of the date our Board of Directors authorized and approved the adoption of the 2014 Stock Incentive Plan are no longer available for future grant given that the 2013 Stock Incentive Plan has been superseded and replaced by the 2014 Stock Incentive Plan. In the event that our shareholders do not approve the 2014 Stock Incentive Plan, then the 2014 Stock Incentive Plan shall no longer be in force and effect and the 2013 Stock Incentive Plan shall continue in full force and effect in accordance with its terms as originally ratified by the Board of Directors on May 1, 2013, as ratified by the shareholders of the Company at the Company's annual general meeting held on July 24, 2013.

          The purpose of the 2014 Stock Incentive Plan is to enhance our long-term stockholder value by offering opportunities to our directors, officers, employees and eligible consultants to acquire and maintain stock ownership in order to give these persons the opportunity to participate in our growth and success, and to encourage them to remain in our service.

          The 2014 Stock Incentive Plan is to be administered by our Compensation Committee which shall determine, among other things: (a) the persons to be granted awards under the 2014 Stock Incentive Plan; (b) the number of shares or amount of other awards to be granted; and (c) the terms and conditions of the awards granted. The Company may issue restricted shares, options, stock appreciation rights, deferred stock rights and dividend equivalent rights, among others, under the 2014 Stock Incentive Plan. As indicated above, an aggregate of 15,493,788 of our shares may be issued pursuant to the grant of awards under the 2014 Stock Incentive Plan, which consists of 7,993,788 shares issuable pursuant to options previously granted that were outstanding under our 2013 Stock Incentive Plan as of the date our Board of Directors authorized and approved the adoption of the 2014 Stock Incentive Plan and 7,500,000 additional shares that may be issued pursuant to awards that may be granted under the 2014 Stock Incentive Plan.

          An award may not be exercised after the termination date of the award and may be exercised following the termination of an eligible participant's continuous service only to the extent provided by the administrator under the 2014 Stock Incentive Plan. If the administrator under the 2014 Stock Incentive Plan permits a participant to exercise an award following the termination of continuous service for a specified period, the award terminates to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever occurs first. In the event an eligible participant's service has been terminated for "cause", he or she shall immediately forfeit all rights to any of the awards outstanding.

          The foregoing summary of the 2014 Stock Incentive Plan is not complete and is qualified in its entirety by reference to the 2014 Stock Incentive Plan, a copy of which has been included as Schedule "A" to this Proxy Statement regarding this matter as filed electronically with the SEC, which is available under the Company's filings at www.sec.gov.

Federal Income Tax Consequences

          The United States federal income tax consequences to the Company and its eligible participants under the 2014 Stock Incentive Plan are complex and subject to change. The following discussion is a summary of the general rules applicable to awards granted under the 2014 Stock Incentive Plan to an eligible participant who performs services within the United States or is a United States citizen or resident. The tax consequences may be affected by various income tax treaties. Eligible participants under the 2014 Stock Incentive Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

          The Company has been advised that, based on the current provisions of the United States Internal Revenue Code, as amended (the "Code"), the federal income tax consequences of the grant, vesting and exercise of awards under the 2014 Stock Incentive Plan, and the subsequent disposition of shares of common stock acquired under the 2014 Stock Incentive Plan, are as described below. The following discussion addresses only the general federal income tax consequences of awards. Eligible participants in the 2014 Stock Incentive Plan are urged to consult their own tax advisers regarding the impact of federal, state and local taxes, the federal alternative minimum tax and securities laws restrictions, given their individual situations. It is intended that the underlying benefits that are required to be treated as deferred compensation to which Code Section 409A is applicable, will comply with statute and the underlying agency guidance interpreting that section.

          In the case of an exercise of a non-qualified stock option or "SAR", the participant will recognize ordinary income in an amount equal to the difference between the option exercise price (or SAR grant price) and the fair market value of the Company's common stock on the exercise date. Likewise, in the case of a common law employer-employee relationship, any amount recognized as ordinary income for income tax purposes will be also recognized as wages for the Federal Insurance Contributions Act ("FICA") and the Federal Unemployment Tax Act ("FUTA") purposes. This will require reporting and payment of Old Age Survivors and Disability Insurance ("OASDI"), assuming the FICA-OASDI taxable wage base has not been exceeded for the year of exercise, and Hospital Insurance. For awards issued to non-employees, the income from the exercise of the grant will be taxable as self-employment income and will therefore be subject to both federal and state income taxes as well as self-employment taxes to the individual.

          In the case of an incentive stock option, there is no tax liability at the time of exercise. However, the excess of the fair market value of the Company's common stock on the exercise date over the option exercise price is included in the eligible participant's income for purposes of the alternative minimum tax. If no disposition of the incentive stock option stock is made before the later of one year from the date of exercise or two years from the date the incentive stock option is granted, the eligible participant will realize a long-term capital gain or loss upon a sale of the stock equal to the difference between the option exercise price and the sale price (and the Company will not be entitled to deduct any gain for federal income tax purposes). If the stock is not held for the required period, it is considered to be a "disqualifying disposition", and ordinary income tax treatment will generally apply to the amount of any gain at sale or exercise, whichever is less, and the Company will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. The balance of any gain or loss will be treated as capital gain or loss (long-term or short-term, depending on whether the shares have been held for more than one year), and will not result in any additional deduction by the Company. FICA and FUTA taxes will not apply to any ordinary income or capital gain from the exercise of an incentive stock option, even in the case of a disqualifying disposition. Incentive stock options may only be issued to employees, and any options that are issued to non-employees are taxed as non-qualified stock options.

          In the case of an award of restricted stock, the immediate federal income tax effect for the recipient will depend on the nature of the restrictions. Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is freely transferable or no longer subject to a substantial risk of forfeiture (less the amount, if any, paid for the shares). However, an award holder who makes an 83(b) election within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions). With respect to the sale of shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire, and the tax basis for such shares will generally be based on the fair market value of the shares on that date. However, if the award holder made an 83(b) election as described above, the holding period commences on the date of such election, and the tax basis will be equal to the fair market value of the shares on the date of the election (determined without regard to the forfeiture restrictions on the shares). Dividends, if any, that are paid or accrued while the restricted stock is subject to a substantial risk of forfeiture will also be taxed as ordinary income. As to stock grants that are not subject to a substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to the fair market value of the shares received (determined as of the date of receipt), less the amount, if any, paid for the shares. In an employee-employer relationship, the amounts the award holder includes as ordinary income from the grant of a restricted or unrestricted stock award are subject to FICA and FUTA. The Company will also be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.

          Recipients of grants of restricted stock units, deferred stock units or dividend equivalents (collectively, "deferred awards") will not incur any federal income tax liability at the time the awards are granted. Award holders will recognize ordinary income equal to (a) the amount of cash received under the terms of the award or, as applicable, (b) the fair market value of the shares received (determined as of the date of receipt, or if later, when such shares are no longer subject to a substantial risk of forfeiture) under the terms of the award. Dividend equivalents received with respect to any deferred award will also be taxed as ordinary income. To the extent that an award is considered as an award of deferred compensation, it will be likely, under application of the "special timing rule", that its present value will be treated for employment tax purposes as wages and FICA and FUTA will be assessed at the later of the date of the performance of services or the elimination of a substantial risk of forfeiture for entitlement to the benefit. The Company will be entitled to an income tax deduction for any amounts included by the award holder as ordinary income. For awards that are payable in shares, the holder's tax basis is equal to the fair market value of the shares at the time the shares become payable. Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

          Subject to the usual rules concerning reasonable compensation (including the Company's obligation to withhold or otherwise collect certain income and payroll taxes), and subject to the limits under Section 162(m) of the Code described below, the Company will generally be allowed an income tax deduction simultaneous with, and equal to, the ordinary income recognized by the participant. The Company does not receive an income tax deduction as a result of the exercise of an incentive stock option, provided that the incentive stock option stock is held for the required period as described above.

          The Company may not deduct compensation of more than $1,000,000 that is paid in a taxable year to certain "covered employees" as defined in Section 162(m) of the Code. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that compensation attributable to stock options and SARs granted under the 2014 Stock Incentive Plan is qualified performance-based compensation and, therefore, not subject to the deduction limit.

          Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, shares received through exercise or payout of a non-qualified option, an incentive stock option (for purposes of the alternative minimum tax only), a SAR or a restricted stock unit, and any shares of restricted stock that vest, may be treated as restricted property for purposes of Section 83 of the Code if the recipient has had a non-exempt acquisition of shares of Company stock within the six months prior to the exercise, payout or vesting. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period (unless a special election is made by the recipient pursuant to Section 83(b) of the Code to recognize income as of the date the shares are received).

Information Regarding Plans Not Subject to Security Holder Action

          As of July 31, 2013, we had one equity compensation plan, the 2013 Stock Incentive Plan. We are seeking shareholder approval of the 2014 Stock Incentive Plan, as described above. The table set forth below presents information relating to our existing equity compensation plans as of July 31, 2013:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Weighted Average Remaining Term of Outstanding Options, Warrants and Rights (c)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding column (a))
Equity Compensation Plans Approved by Security Holders (2013 Stock Incentive Plan)	8,921,341	$1.99	5.80 years	1,915,000
Equity Compensation Plans Not Approved by Security Holders	544,848(1)(2)	$1.45	2.50 years	Nil
Total	9,466,189	$1.96	5.61 years	1,915,000

Notes:

(1)     Includes 500,000 shares of our common stock to be issued upon the exercise of 500,000 compensatory warrants having an exercise price of $1.00 and a remaining term of 2.58 years issued on March 1, 2006 pursuant to a consulting services agreement. The Company has not issued any other compensatory warrants since March 1, 2006, and no other compensatory warrants were outstanding as of July 31, 2013.

(2)     Includes 44,848 non-compensatory options having a weighted average exercise price of $6.41 and a weighted average remaining term of 1.62 years issued as merger consideration in connection with the acquisition of Cue Resources Ltd. on March 30, 2012 and outstanding on July 31, 2013, which were not issued pursuant to, and are not subject to the terms and conditions of, the Company's 2013 Stock Incentive Plan.

          The table set forth below presents information relating to our existing equity compensation plans as of June 9, 2014:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Weighted Average Remaining Term of Outstanding Options, Warrants and Rights (c)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding column (a))
Equity Compensation Plans Approved by Security Holders (2013 Stock Incentive Plan)	7,993,788	$2.10	5.15 years	2,143,500
Equity Compensation Plans Not Approved by Security Holders	535,098(1)(2)	$1.27	1.80 years	Nil
Total	8,528,886	$2.05	4.94 years	2,143,500

Notes:

(1)     Includes 500,000 shares of our common stock to be issued upon the exercise of 500,000 compensatory warrants having an exercise price of $1.00 and a remaining term of 1.84 years issued on March 1, 2006 pursuant to a consulting services agreement. The Company has not issued any other compensatory warrants since March 1, 2006, and no other compensatory warrants were outstanding as of June 9, 2014.

(2)     Includes 35,098 non-compensatory options having a weighted average exercise price of $5.17 and a weighted average remaining term of 1.18 years issued as merger consideration in connection with the acquisition of Cue Resources Ltd. on March 30, 2012 and outstanding on June 9, 2014, which were not issued pursuant to, and are not subject to the terms and conditions of, the Company's 2013 Stock Incentive Plan.

The Company had 90,519,098 shares of common stock outstanding as of June 9, 2014.

          In addition, as June 9, 2014, and its fiscal year ended July 31, 2013, the Company's overhang and burn rates were as follows:

Rate	Description	June 9, 2014	July 31, 2013
Overhang	Overhang is defined as all compensatory warrants outstanding and all compensatory stock options outstanding, divided by the number of total shares outstanding(1)	9.38%(2)	10.95%(3)
Burn Rate	Burn rate is defined as the total number of compensatory stock options and share-based awards issued in the fiscal year, divided by the number of weighted-average shares outstanding	-	0.25%(3)

Notes:

(1)     The Company has not issued any compensatory warrants since March 1, 2006.

(2)     Excludes 35,098 non-compensatory options issued as merger consideration in connection with the acquisition of Cue Resources Ltd. on March 30, 2012 and outstanding on June 9, 2014, which were not issued pursuant to, and are not subject to the terms and conditions of, the Company's 2013 Stock Incentive Plan.

(3)     Excludes 44,848 non-compensatory options issued as merger consideration in connection with the acquisition of Cue Resources Ltd. on March 30, 2012 and outstanding on July 31, 2013, which were not issued pursuant to, and are not subject to the terms and conditions of, the Company's 2013 Stock Incentive Plan.

          THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL TO APPROVE THE 2014 STOCK INCENTIVE PLAN.

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PROPOSAL NUMBER FOUR:

NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION

          In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, we are providing the Company's shareholders with the opportunity to vote on a non-binding advisory resolution to approve the compensation of the Company's Named Executive Officers as described in this Proxy Statement in accordance with the SEC's compensation disclosure rules. This Proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers' compensation as a whole. This vote is not intended to address any specific item of compensation or any specific Named Executive Officer, but rather the overall compensation of all of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.

          In consideration of the fiscal 2010 advisory vote by our shareholders on the frequency of "say-on-pay" votes, our Board of Directors has determined to hold such votes on an annual basis until the next vote on the frequency of "say-on-pay" votes. Accordingly, the next "say-on-pay" votes will be held at the Company's 2015 annual meeting of stockholders.

          The say-on-pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or our Board of Directors. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we may communicate directly with stockholders to better understand the concerns that influenced the vote, but in all events we will consider our stockholders' concerns and will share them with the Compensation Committee which will evaluate whether any actions are necessary to address those concerns.

          The key points of our 2013 executive compensation program are set forth in the "Executive Compensation" section beginning on page 17 of this Proxy Statement.

          We believe that the information provided above and within the "Executive Compensation" section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management's interests are aligned with our stockholders' interests to support long-term value creation. Accordingly, our Company is asking our shareholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement by voting "FOR" the following resolution at the Annual Meeting:

"RESOLVED, that the Company's shareholders hereby approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company's Proxy Statement for the 2014 Annual Meeting of Shareholders."

          Adoption of this resolution will require the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against the Proposal. Brokers and other nominee holders do not have discretion to vote uninstructed shares with respect to this Proposal. Accordingly, if brokers or other nominee holders do not receive voting instructions from beneficial owners of the shares, they will not be able to vote the shares and broker non-votes may occur with respect to this Proposal. However, broker non-votes will not affect the outcome of the voting on this Proposal because it requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting (as opposed to a majority of the shares outstanding).

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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FUTURE STOCKHOLDER PROPOSALS

          Stockholders who intend to submit a proposal for the annual meeting of stockholders to be held in 2015 and desire that such proposal be included in the proxy materials for such meeting must follow the procedures prescribed by Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the proxy materials, stockholder proposals must be received at either of the Company's principal offices by the Corporate Secretary of the Company no later than February 13, 2015. Upon receipt of such a proposal, the Company will determine whether or not to include the proposal in such proxy statement and form of proxy in accordance with applicable law.

          A stockholder that wishes to present a proposal at the next annual meeting of stockholders to be held in 2015 must submit such proposal to the Company on or before April 29, 2015, or management will have discretionary authority to vote proxies received for such meeting with respect to any such proposal.

WHERE YOU CAN FIND MORE INFORMATION

          We are subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section, located at One Station Place, 100 F Street, NE, Washington, DC, U.S.A., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding our Company.

By Order of the Board of Directors of Uranium Energy Corp.

/s/ Amir Adnani
Amir Adnani
President, Chief Executive Officer and a director

Dated:     June 13, 2014.

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Schedule "A"

2014 STOCK INCENTIVE PLAN

The Company's 2014 Stock Incentive Plan is attached hereto.

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2014 STOCK INCENTIVE PLAN

For:

URANIUM ENERGY CORP.

Dated June 9, 2014

URANIUM ENERGY CORP.

2014 STOCK INCENTIVE PLAN

1.     PURPOSE

1.1     The purpose of this Stock Incentive Plan (the "Plan") is to advance the interests of Uranium Energy Corp. (the "Company") by encouraging Eligible Participants (as herein defined) to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnish them with additional incentive in their efforts on behalf of the Company in the conduct of their affairs.

1.2     This Plan is specifically designed for Eligible Participants of the Company who are residents of the United States and/or subject to taxation in the United States, although Awards (as herein defined) under this Plan may be issued to other Eligible Participants.

1.3     This Plan supersedes, replaces and is in substitution for the Company's "2013 Stock Incentive Plan", dated as originally ratified by the Board of Directors of the Company on May 1, 2013, as was ratified by the shareholders of the Company at the Company's annual general meeting held on July 24, 2013. Any options under the 2013 Stock Incentive Plan that are outstanding as of the date hereof are covered by this Plan. For the avoidance of doubt, any shares of the Company remaining available for grant under the 2013 Stock Incentive Plan as of the date hereof are no longer available for future grant given that the 2013 Stock Incentive Plan has been superseded and replaced by this Plan. The maximum aggregate number of shares of the Company which may be issued pursuant to all awards under this Plan is set forth in Section 3.1(a) hereof.

2.     DEFINITIONS

2.1     As used herein, the following definitions shall apply:

(a)     "Administrator" means the Committee or otherwise the Board;

(b)     "Affiliate" and "Associate" have the meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act;

(c)     "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate laws, state or provincial securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein;

(d)     "Award" means the grant of an Option, SAR, Restricted Stock, unrestricted Shares, Restricted Stock Unit, Deferred Stock Unit or other right or benefit under this Plan;

(e)     "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto;

(f)     "Board" means the Board of Directors of the Company;

(g)     "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's:

(i)     refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity;

(ii)     unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability);

(iii)     performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity;

(iv)     dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or

(v)     commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person;

(h)     "Change of Control" means, except as provided below, a change in ownership or control of the Company effected through any of the following transactions:

(i)     the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such shareholders accept;

(ii)     a change in the composition of the Board over a period of 36 months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors;

(iii)     the sale or exchange by the Company (in one or a series of transactions) of all or substantially all of its assets to any other person or entity; or

(iv)     approval by the shareholders of the Company of a plan to dissolve and liquidate the Company.

Notwithstanding the foregoing, the following transactions shall not constitute a "Change of Control":

(i)     the closing of any public offering of the Company's securities pursuant to an effective registration statement filed under the United States Securities Act of 1933, as amended;

(ii)     the closing of a public offering of the Company's securities through the facilities of any stock exchange; or

(iii)     with respect to an Award that is subject to Section 409A of the Code, and payment or settlement of such Award is to be accelerated in connection with an event that would otherwise constitute a Change of Control, no event set forth previously in this definition shall constitute a Change of Control for purposes of this Plan or any Award Agreement unless such event also constitutes a "change in the ownership", a "change in the effective control" or a "change in the ownership of a substantial portion of the assets of the corporation" as defined under Section 409A of the Code and Treasury guidance formulated thereunder, which guidance currently provides that:

(A)     a change in ownership of a corporation shall be deemed to have occurred if any one person or more than one person acting as a group acquires stock of a corporation that constitutes more than 50% of the total Fair Market Value or total voting power of the stock of the corporation. Stock acquired by any person or group of people who already own more than 50% of such total Fair Market Value or total voting power of stock shall not trigger a change in ownership;

(B)     a change in the effective control of a corporation generally shall be deemed to have occurred if within a 12-month period either:

(I)     any one person or more than one person acting as a group acquires ownership of stock possessing 35% or more of the total voting power of the stock of the corporation; or

(II)     a majority of the members of the corporation's board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the corporation's board of directors prior to the date of the appointment or election; and

(C)     a change in the ownership of a substantial portion of the corporation's assets generally is deemed to occur if within a 12-month period any person, or more than one person acting as a group, acquires assets from the corporation that have a total gross fair market value at least equal to 40% of the total gross fair market value of all the corporation's assets immediately prior to such acquisition. The gross fair market value of assets is determined without regard to any liabilities;

(i)     "Code" means the United States Internal Revenue Code of 1986, as amended;

(j)     "Committee" means the Compensation Committee or any other committee appointed by the Board to administer this Plan in accordance with the provisions of this Plan; provided, however, that:

(i)     the Committee shall consist of two or more members of the Board;

(ii)     the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and "outside directors" (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief is sought by the Company, Section 162(m) of the Code, respectively, are applicable;

(iii)     the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements set forth in Section 2.1(j)(ii) shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan; and

(iv)     members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board;

(k)     "Common Stock" means the common stock of the Company;

(l)     "Company" means Uranium Energy Corp., a Nevada corporation;

(m)     "Consultant" means any person (other than an Employee) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity;

(n)     "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least 36 months, or (ii) have been Board members for less than 36 months and were appointed or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such appointment or nomination was approved by the Board;

(o)     "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant that is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, maternity or paternity leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed 90 calendar days, unless reemployment upon expiration of such leave is guaranteed by statute or contract;

(p)     "Corporate Transaction" means any of the following transactions:

(i)     a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is organized;

(ii)     the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

(iii)     any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger;

(q)     "Covered Employee" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code;

(r)     "Deferred Stock Units" means Awards that are granted to Directors and are subject to the additional provisions set out in Subpart A which is attached hereto and which forms a material part hereof;

(s)     "Director" means a member of the Board or the board of directors of any Related Entity;

(t)     "Disability" or "Disabled" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion. Notwithstanding the above, (i) with respect to an Incentive Stock Option, Disability or Disabled shall mean permanent and total disability as defined in

Section 22(e)(3) of the Code and (ii) to the extent an Option is subject to Section 409A of the Code, and payment or settlement of the Option is to be accelerated solely as a result of the Eligible Participant's Disability, Disability shall have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated thereunder;

(u)     "Disinterested Shareholder Approval" means approval by a majority of the votes cast by all the Company's shareholders at a duly constituted shareholders' meeting, excluding votes attached to shares beneficially owned by Insiders;

(v)     "Eligible Participant" means any person who is an Officer, a Director, an Employee or a Consultant, including individuals who are foreign nationals or are employed or reside outside the United States;

(w)     "Employee" means any person who is a full-time or part-time employee of the Company or any Related Entity;

(x)     "Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

(y)     "Fair Market Value" means, as of any date, the value of a Share determined in good faith by the Administrator. By way of illustration, but not limitation, for the purpose of this definition, good faith shall be met if the Administrator employs the following methods:

(i)     Listed Stock. If the Common Stock is traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be (A) the closing sales price for the Common Stock as quoted on that stock exchange or system for the date the value is to be determined (the "Value Date") as reported in The Wall Street Journal or a similar publication, or (B) if the rules of the applicable stock exchange require, the volume-weighted average trading price for five days prior to the date the Board approves the grant of the Award. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Common Stock are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Common Stock on the Value Date. If the Common Stock is listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bids on the primary exchange or system on which Common Stock is traded or quoted. If the rules of any applicable stock exchange or system require a different method of calculating Fair Market Value, then such method as required by those rules shall be used;

(ii)     Stock Quoted by Securities Dealer. If Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted;

(iii)     No Established Market. If Common Stock is not traded on any established stock exchange or quoted on a national market system and is not quoted by a recognized securities dealer, the Administrator will determine Fair Market Value in good faith. The Administrator will consider the following factors, and any others it considers significant, in determining Fair Market Value: (A) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants; (B) the Company's net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any; and (C) any other relevant factors, including the economic outlook for the Company and the Company's industry, the Company's position in that industry, the Company's goodwill and other intellectual property, and the values of securities of other businesses in the same industry;

(iv)     Additional Valuation. For publicly traded companies, any valuation method permitted under Section 20.2031-2 of the Estate Tax Regulations; or

(v)     Non-Publicly Traded Stock. For non-publicly traded stock, the Fair Market Value of the Common Stock at the Grant Date based on an average of the Fair Market Values as of such date set forth in the opinions of completely independent and well-qualified experts (the Eligible Participant's status as a majority or minority shareholder may be taken into consideration).

Regardless of whether the Common Stock offered under the Award is publicly traded, a good faith attempt under this definition shall not be met unless the Fair Market Value of the Common Stock on the Grant Date is determined with regard to nonlapse restrictions (as defined in Section 1.83-3(h) of the Treasury Regulations) and without regard to lapse restrictions (as defined in Section 1.83-3(i) of the Treasury Regulations);

(z)     "Grantee" means an Eligible Participant who receives an Award pursuant to an Award Agreement;

(aa)     "Grant Date" means the date the Administrator approves that grant of an Award. However, if the Administrator specifies that an Award's Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied;

(bb)     "Incentive Stock Option" means an Option within the meaning of Section 422 of the Code;

(cc)     "Insider" means:

(i)     a Director or Senior Officer of the Company;

(ii)     a Director or Senior Officer of a person that is itself an Insider or Subsidiary of the Company;

(iii)     a person that has

(A)     direct or indirect beneficial ownership of,

(B)     control or direction over, or

(C)     a combination of direct or indirect beneficial ownership of and control or direction over,

securities of the Company carrying more than 10% of the voting rights attached to all the Company's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution; or

(iv)     the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities;

(dd)     "Named Executive Officer" means, if applicable, an Eligible Participant who, as of the date of vesting and/or payout of an Award, is one of the group of Covered Employees as defined;

(ee)     "Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option;

(ff)     "Officer" means a person who is an officer, including a Senior Officer, of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder;

(gg)     "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan;

(hh)     "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code;

(ii)     "Performance-Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code;

(jj)     "Plan" means this 2014 Stock Incentive Plan as amended from time to time;

(kk)     "Related Entity" means any Parent or Subsidiary, and includes any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a greater than 50% ownership interest, directly or indirectly;

(ll)     "Related Entity Disposition" means the sale, distribution or other disposition by the Company of all or substantially all of the Company's interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity;

(mm)     "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as, established by the Administrator and specified in the related Award Agreement;

(nn)     "Restricted Stock Unit" means a notional account established pursuant to an Award granted to a Grantee, as described in this Plan, that is (i) valued solely by reference to Shares, (ii) subject to restrictions specified in the Award Agreement, and (iii) payable only in Shares;

(oo)     "Restriction Period" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or the occurrence of other events as determined by the Administrator, in its sole discretion) or the Restricted Stock is not vested;

(pp)     "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock;

(qq)     "SEC" means the United States Securities and Exchange Commission;

(rr)     "Senior Officer" means:

(i)     the chair or vice chair of the Board, the president, the chief executive officer, the chief financial officer, a vice-president, the secretary, the treasurer or the general manager of the Company or a Related Entity;

(ii)     any individual who performs functions for a person similar to those normally performed by an individual occupying any office specified in Section 2.1(rr)(i) above; and

(iii)     the five highest paid employees of the Company or a Related Entity, including any individual referred to in Section 2.1(rr)(i) or 2.1(rr)(ii) and excluding a commissioned salesperson who does not act in a managerial capacity;

(ss)     "Share" means a share of the Common Stock; and

(tt)     "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.     STOCK SUBJECT TO THE PLAN

     Number of Shares Available
3.1

(a)     Subject to the provisions of Section 18, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) under this Plan is 15,493,788 (the "Maximum Number"). The Maximum Number consists of (i) 7,993,788 Shares issuable pursuant to Options previously granted and outstanding under the Company's 2013 Stock Incentive Plan as of the date of this Plan as first written above, which Options are covered by this Plan, and (ii) 7,500,000 additional Shares that may be issued pursuant to Awards to be granted under this Plan. For the avoidance of doubt, the 2,143,500 Shares of the Company remaining available for grant under the 2013 Stock Incentive Plan as of the date hereof are no longer available for future grant given that the 2013 Stock Incentive Plan has been superseded and replaced by this Plan. Refer to Section 29 for Reservation of Shares. For the purposes of calculating the Maximum Number of Shares that may be issued pursuant to all Awards: (i) every one (1) Share issuable pursuant to the exercise of an Option or SAR shall count as one (1) Share; and (ii) every one (1) Share underlying Restricted Stock, an unrestricted Share, Restricted Stock Unit, Deferred Stock Unit or other right or benefit under this Plan shall count as two (2) Shares.

(b)     Shares that have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that Shares covered by an Award (or portion of an Award) which is forfeited, cancelled, expired or settled in cash (which cash settlement is only available with respect to Shares or in-the-money Options or SARs) shall be deemed not to have been issued for the purposes of determining the Maximum Number of Shares which may be issued under the Plan. For the avoidance of doubt: (i) the Company shall not return to the Plan any Shares tendered for the exercise of any Award under the Plan; (ii) Shares withheld to satisfy a Grantee's tax withholding obligations shall be deemed to have been issued under the Plan for the purposes of determining the Maximum Number of Shares; (iii) the gross (not net) number of Shares that are issued pursuant to the exercise of an Award shall be deemed to have been issued under the Plan for the purposes of determining the Maximum Number of Shares; and (iv) if any stock-settled SARs are exercised, the aggregate number of Shares subject to such SARs shall be deemed issued under the Plan for the purposes of determining the Maximum Number of Shares.

(c)     However, in the event that prior to the Award's cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of beneficial ownership pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

     Shares to Insiders

3.2     Subject to Section 15.1(b) and 15.1(c), no Insider of the Company is eligible to receive an Award where:

(a)     the Insider is not a Director or Senior Officer of the Company;

(b)     any Award, together with all of the Company's other previously established or proposed Awards under the Plan could result at any time in:

(i)     the number of Shares reserved for issuance pursuant to Options granted to Insiders exceeding 50% of the outstanding issue of Common Stock; or

(ii)     the issuance to Insiders pursuant to the exercise of Options, within a one year period of a number of Shares exceeding 50% of the outstanding issue of the Common Stock;

provided, however, that this restriction on the eligibility of Insiders to receive an Award shall cease to apply if it is no longer required under any Applicable Laws.

     Limitations on Award

3.3     Unless and until the Administrator determines that an Award to a Grantee is not designed to qualify as Performance-Based Compensation, the following limits (the "Award Limits") shall apply to grants of Awards to Grantees subject to the Award Limits by Applicable Laws under this Plan:

(a)     Options and SARs. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 18), the maximum number of Shares with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Grantee shall be 1,000,000; all of which may be granted as Incentive Stock Options); and

(b)     Other Awards. The maximum aggregate grant with respect to Awards of Restricted Stock, unrestricted Shares, Restricted Stock Units and Deferred Stock Units (or used to provide a basis of measurement for or to determine the value of Restricted Stock Units and Deferred Stock Units) in any one calendar year to any one Grantee (determined on the date of payment of settlement) shall be 1,000,000.

4.     ADMINISTRATION

     Authority of Plan Administrator

4.1     Authority to control and manage the operation and administration of this Plan shall be vested in the Administrator.

     Powers of the Administrator

4.2     Subject to Applicable Laws and the provisions of the Plan or subplans hereof (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the exclusive power and authority, in its discretion:

(a)     to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Grantees under this Plan;

(b)     to select the Eligible Participants to whom Awards may be granted from time to time hereunder;

(c)     to determine whether and to what extent Awards are granted hereunder;

(d)     to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(e)     to approve forms of Award Agreements for use under the Plan, which need not be identical for each Grantee;

(f)     to determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, grant price or purchase price based on the Fair Market Value of the same, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations;

(g)     to amend the terms of any outstanding Award granted under the Plan (other than the exercise price of outstanding Awards), provided that any amendment that would adversely affect the Grantee's rights under an existing Award shall not be made without the Grantee's consent unless as a result of a change in Applicable Law;

(h)     to suspend the right of a holder to exercise all or part of an Award for any reason that the Administrator considers in the best interest of the Company;

(i)     to, subject to regulatory approval, amend or suspend the Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of the Plan, shall, without the written consent of all Grantees, alter or impair any Award granted under the Plan unless as a result of a change in the Applicable Law;

(j)     to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(k)     to further define the terms used in this Plan;

(l)     to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;

(m)     to provide for rights of refusal and/or repurchase rights;

(n)     to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein that does not disqualify an Incentive Stock Option under applicable regulations unless the Grantee so consents;

(o)     to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and

(p)     to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

     Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), (i) the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs, and (ii) outstanding Options or SARs may not be cancelled, exchanged, bought out or surrendered in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs, in each of cases (i) or (ii) without stockholder approval.

     Effect of Administrator's Decision

4.3     All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Awards granted or Shares sold under this Plan. In the event an Award is granted in a manner inconsistent with the provisions of this Section 4, such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

     Action by Committee

4.4     Except as otherwise provided by committee charter or other similar corporate governance documents, for the purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Affiliate, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

     Limitation on Liability

4.5     To the extent permitted by applicable law in effect from time to time, no member of the Administrator shall be liable for any action or omission of any other member of the Administrator nor for any act or omission on the member's own part, excepting only the member's own wilful misconduct or gross negligence, arising out of or related to this Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Administrator in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Administrator arising with respect to this Plan or administration thereof or out of membership on the Administrator or by the Company, or all or any combination of the preceding, provided, the member was acting in good faith, within what such member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this Section 4.5 shall apply to the estate, executor, administrator, heirs, legatees or devisees of a member of the Administrator, and the term "person" as used on this Section 4.5 shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

5.     ELIGIBILITY

     Except as otherwise provided, all types of Awards may be granted to Eligible Participants. An Eligible Participant who has been granted an Award may be, if he or she continues to be eligible, granted additional Awards.

6.     AWARDS

     Type of Awards

6.1     The Administrator is authorized to award any type of arrangement to an Eligible Participant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of:

(a)     Shares, including unrestricted Shares;

(b)     Options;

(c)     SARs or similar rights with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions;

(d)     any other security with the value derived from the value of the Shares, such as Restricted Stock and Restricted Stock Units;

(e)     Deferred Stock Units;

(f)     Dividend Equivalent Rights, as defined in Section 13; or

(g)     any combination of the foregoing.

     Designation of Award

6.2     Each type of Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. Refer to Section 7.3(a) regarding exceeding the Incentive Stock Option threshold.

7.     GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT

     Grant of Options

(a)     One or more Options may be granted to any Eligible Participant. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Participants those individuals to whom Options under this Plan may be granted. The Shares underlying a grant of an Option may be in the form of Restricted Stock or unrestricted Stock.

(b)     Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options. As soon as practicable after the Grant Date, the Company shall provide the Grantee with a written Award Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option.

(c) The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

     General Terms and Conditions

7.2     Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

(a)     Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Award Agreement shall contain any such vesting schedule;

(b)     Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than ten years after the Grant Date (five years in the case of an Incentive Stock Option when the Optionee beneficially owns more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary (a "Ten Percent Stockholder"), as determined with reference to Rule 13d-3 of the Exchange Act), and shall be subject to earlier termination as hereinafter provided;

(c)     Exercise Price. The Exercise Price of any Option shall be determined by the Administrator when the Option is granted, at such Exercise Price as may be determined by the Administrator in the Administrator's sole and absolute discretion; provided, however, that the Exercise Price may not be less than 100% of the Fair Market Value of the Shares on the Grant Date with respect to any Options which are granted and, provided further, that the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of the Shares on the Grant Date. Payment for the Shares purchased shall be made in accordance with Section 16 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an option price in excess of the Fair Market Value on the Grant Date, to determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, and acceleration or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations;

(d)     Method of Exercise. Options may be exercised only by delivery to the Company of a stock option exercise agreement (the "Exercise Agreement") in a form approved by the Administrator (which need not be the same for each Grantee), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Grantee's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased;

(e)     Exercise After Certain Events.

(i)     Termination of Continuous Services.

(A)     Options.

(I)     Termination of Continuous Services. If for any reason other than Disability or death, a Grantee terminates Continuous Services with the Company or a Subsidiary, vested Options held at the date of such termination may be exercised, in whole or in part, either (i) at any time within three months after the date of such termination, or (ii) during any lesser period as specified in the Award Agreement or (iii) during any lesser period as may be determined by the Administrator, in its sole and absolute discretion, prior to the date of such termination (but in no event after the earlier of (A) the expiration date of the Option as set forth in the Award Agreement and (B) ten years from the Grant Date (five years for a Ten Percent Stockholder if the Option is an Incentive Stock Option)).

(II)     Continuation of Services as Consultant/Advisor. If a Grantee granted an Incentive Stock Option terminates employment but continues as a Consultant (no termination of Continuous Services), the Grantee need not exercise an Incentive Stock Option within either of the termination periods provided for immediately hereinabove but shall be entitled to exercise, in whole or in part, either (i) at any time within three months after the then date of termination of Continuous Services to the Company or a Subsidiary, or (ii) during any lesser period as specified in the Award Agreement or (iii) during any lesser period as may be determined by the Administrator, in its sole and absolute discretion, prior to the date of such then termination of Continuous Services to the Company or the Subsidiary (one year in the event of Disability or death) (but in no event after the earlier of (A) the expiration date of the Option as set forth in the Award Agreement and (B) ten years from the Grant Date (five years for a Ten Percent Stockholder if the Option is an Incentive Stock Option)). However, if the Grantee does not exercise within three months of termination of employment, pursuant to Section 422 of the Code the Option shall not qualify as an Incentive Stock Option.

(B)     Disability and Death. If a Grantee becomes Disabled while rendering Continuous Services to the Company or a Subsidiary, or dies while employed by the Company or Subsidiary or within three months thereafter, vested Options then held may be exercised by the Grantee, the Grantee's personal representative, or by the person to whom the Option is transferred by the laws of descent and distribution, in whole or in part, at any time within one year after the termination because of the Disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder if the Option is an Incentive Stock Option).

     Limitations on Grant of Incentive Stock Options
7.3

(a)     Threshold. The aggregate Fair Market Value (determined as of the Grant Date) of the Shares for which Incentive Stock Options may first become exercisable by any Grantee during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable by such Grantee under any other plan of the Company or any Parent or Subsidiary, shall not exceed $100,000. For purposes of this Section 7.3(a), all Options in excess of the $100,000 threshold shall be treated as Non-Qualified Stock Options notwithstanding the designation as Incentive Stock Options. For this purpose, Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

(b)     Compliance with Section 422 of the Code. There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

(c) Requirement of Employment. No Incentive Stock Option may be granted to any person who is not an Employee of the Company or a Parent or Subsidiary of the Company.

8.     RESTRICTED STOCK AWARDS

     Grant of Restricted Stock Awards

8.1     Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock to any Eligible Participant in such amounts and subject to such terms and conditions as may be selected by the Administrator. The restrictions may lapse separately or in combination at such times, under such circumstances, in such instalments, time-based or upon the satisfaction of performance goals or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter. (Refer to Performance Goals, Section 14.4). All awards of Restricted Stock shall be evidenced by Award Agreements.

     Consideration

8.2     Restricted Stock may be issued in connection with:

(a)     Services. Services rendered to the Company or an Affiliate (i.e. bonus); and/or

(b)     Purchase Price. A purchase price, as specified in the Award Agreement related to such Restricted Stock, equal to not less than 100% of the Fair Market Value of the Shares underlying the Restricted Stock on the date of issuance.

     Voting and Dividends

8.3     Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Restricted Stock and the right to receive any dividends declared or paid with respect to such Restricted Stock. The Administrator may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.

     Forfeiture

8.4     In the case of an event of forfeiture pursuant to the Award Agreement, including failure to satisfy the restriction period or a performance objective during the applicable restriction period, any Restricted Stock that has not vested prior to the event of forfeiture shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety including but not limited to any right to vote and receive dividends with respect to the Restricted Stock. Notwithstanding the foregoing, the Administrator may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock, provided such waiver is in accordance with the Applicable Laws.

     Certificates for Restricted Stock

8.5     Restricted Stock granted under this Plan may be evidenced in such manner as the Administrator shall determine, including by way of certificates. The Administrator may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, (Refer to Escrow; Pledge of Shares, Section 23) or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under this Plan and the Award Agreement.

9.     UNRESTRICTED STOCK AWARDS

     The Administrator may, in its sole discretion, grant (or sell at not less than 100% of the Fair Market Value or such other higher purchase price determined by the Administrator in the Award Agreement) an Award of unrestricted Shares to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions under this Plan.

10.     RESTRICTED STOCK UNITS

     Grant of Restricted Stock Units

10.1     Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock Units to any Eligible Participant in such amounts and subject to such terms and conditions as may be selected by the Administrator. These restrictions may lapse separately or in combination at such times, under such circumstances, in such instalments, time-based or upon the satisfaction of performance goals or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter. (Refer to Performance Goals, Section 14.4). All awards of Restricted Stock Units shall be evidenced by Award Agreements.

     Number of Restricted Stock Units

10.2     The Award Agreement shall specify the number of Share equivalent units granted and such other provisions as the Administrator determines.

     Consideration

10.3     Restricted Stock Units may be issued in connection with:

(a)     Services. Services rendered to the Company or an Affiliate (i.e. bonus); and/or

(b)     Purchase Price. A purchase price as specified in the Award Agreement related to such Restricted Stock Units, equal to not less than 100% of the Fair Market Value of the Shares underlying the Restricted Stock Units on the date of issuance.

     No Voting Rights

10.4     The holders of Restricted Stock Units shall have no rights as stockholders of the Company.

     Dividend Equivalency

10.5     The Administrator, in its sole and absolute discretion, may provide in an Award Agreement evidencing a grant of Restricted Stock Units that the holder shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Shares, a cash payment for each Restricted Stock Unit. (Refer to Section 13, Dividend Equivalent Right). Such

Award Agreement may also provide that such cash payment shall be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a Share on the date that such dividend is paid.

     Creditor's Rights

10.6     A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

     Settlement of Restricted Stock Units

10.7     Each Restricted Stock Unit shall be paid and settled by the issuance of Restricted Stock or unrestricted Shares in accordance with the Award Agreement and if such settlement is subject to Section 409A of the Code only upon any one or more of the following as provided for in the Award Agreement:

(a)     a specific date or date determinable by a fixed schedule;

(b)     upon the Eligible Participant's termination of Continuous Services to the extent the same constitutes a separation from services for purposes of Section 409A of the Code except that if an Eligible Participant is a "key employee" as defined in Section 409A of the Code for such purposes, then payment or settlement shall occur 6 months following such separation of service;

(c)     as a result of the Eligible Participant's death or Disability; or

(d)     in connection with or as a result of a Change of Control in compliance with Section 409A of the Code.

     Forfeiture

10.8     Upon failure to satisfy any requirement for settlement as set forth in the Award Agreement, including failure to satisfy any restriction period or performance objective, any Restricted Stock Units held by the Grantee shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety including but not limited to any right to receive dividends with respect to the Restricted Stock Units.

11.     DIRECTOR SHARES AND DIRECTOR DEFERRED STOCK UNITS

     The grant of Awards of Shares to Directors and the election by Directors to defer the receipt of the Awards of Shares (the "Deferred Stock Units") shall be governed by the provisions of Subpart A which is attached hereto. The provisions of Subpart A are attached hereto as part of this Plan and are incorporated herein by reference.

12.     STOCK APPRECIATION RIGHTS

     Awards of SARs

12.1     A SAR is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with Section 12.4 below, for services rendered to the Company. A SAR may be awarded pursuant to an Award Agreement that shall be in such form (which need not be the same for each Grantee) as the Administrator shall from time to time approve, and shall comply with and be subject to the terms and conditions of this Plan. A SAR may vary from Grantee to Grantee and between groups of Grantees, and may be based upon performance objectives (Refer to Performance Goals in Section 14.4).

Term

12.2     The term of a SAR shall be set forth in the Award Agreement as determined by the Administrator, provided that the term of a SAR shall expire not later than ten years after the Grant Date of such SAR.

     Exercise

12.3     A Grantee desiring to exercise a SAR shall give written notice of such exercise to the Company, which notice shall state the proportion of Shares and cash that the Grantee desires to receive pursuant to the SAR exercised, subject to the discretion of the Administrator. Upon receipt of the notice from the Grantee, subject to the Administrator's election to pay cash as provided in Section 12.4 below, the Company shall deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 12.4 below. The date the Company receives written notice of such exercise hereunder is referred to in this Section 12 as the "exercise date".

     Number of Shares or Amount of Cash

12.4     Subject to the discretion of the Administrator to substitute cash for Shares, or some portion of the Shares for cash, the amount of Shares that may be issued pursuant to the exercise of a SAR shall be determined by dividing: (i) the total number of Shares as to which the SAR is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value of a Share on the date of grant of the SAR; by (ii) the Fair Market Value of a Share on the exercise date; provided, however, that fractional Shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing Shares upon the exercise of a SAR, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the SAR.

     Effect of Exercise

12.5     A partial exercise of a SAR shall not affect the right to exercise the remaining SAR from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the SAR.

     Forfeiture

12.6     In the case of an event of forfeiture pursuant to the Award Agreement, including failure to satisfy any restriction period or a performance objective, any SAR that has not vested prior to the date of termination shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety.

13.     DIVIDEND EQUIVALENT RIGHT

     A dividend equivalent right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the dividend equivalent right (or other Award to which it relates) if such Shares had been issued to and held by the recipient (a "Dividend Equivalent Right"). A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding Award. The terms and conditions of a Dividend Equivalent Right shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single instalment or instalments, all determined in the sole discretion of the Administrator. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

14.     TERMS AND CONDITIONS OF AWARDS

     In General

14.1     Subject to the terms of the Plan and Applicable Laws, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.

     Term of Award

14.2     The term of each Award shall be the term stated in the Award Agreement.

     Transferability
14.3

(a)     Limits on Transfer. No Award granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, to a Grantee's spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights or to the limited extent provided in this Section 14.3(a). All rights with respect to an Award granted to a Grantee shall be available during his or her lifetime only to the Grantee. Notwithstanding the foregoing, the Grantee may, in a manner specified by the Administrator, if the Administrator so permits, transfer an Award by bona fide gift and not for any consideration, to (i) a member or members of the Grantee's immediate family, (ii) a trust established for the exclusive benefit of the Grantee and or member(s) of the Grantee's immediate family, (iii) a partnership, limited liability company or other entity whose only members are the Grantee and/or member(s) of the Grantee's immediate family, or (iv) a foundation in which the Grantee and/or member(s) of the Grantee's immediate family control the management of the foundation's assets. Any such transfer shall be made in accordance with such procedures as the Administrator may specify from time to time.

(b)     Beneficiaries. Notwithstanding Section 14.3(a), a Grantee may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Grantee and to receive any distribution with respect to any Award upon the Grantee's death. A beneficiary, legal guardian, legal representative or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Grantee, except to the extent the Plan and such Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If no beneficiary has been designated or survives the Grantee, payment shall be made to the Grantee's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Grantee at any time, provided the change or revocation is filed with the Administrator.

      Performance Goals

14.4     In order to preserve the deductibility of an Award under Section 162(m) of the Code, the Administrator may determine that any Award granted pursuant to this Plan to a Grantee that is or is expected to become a Covered Employee shall be determined solely on the basis of (a) the achievement by the Company or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's stock price, (c) the Company's total shareholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes, and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above. If an Award is made on such basis, the Administrator shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code or the regulations thereunder but not later than 90 days after commencement of the period of services to which the performance goal relates), and the Administrator has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied.

     In addition, to the extent that Section 409A is applicable, (i) performance-based compensation shall also be contingent on the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least 12 consecutive months in which the Eligible Participant performs services and (ii) performance goals shall be established not later than 90 calendar days after the beginning of any performance period to which the performance goal relates, provided that the outcome is substantially uncertain at the time the criteria are established.

     Acceleration and Lapse of Restrictions

14.5     The Administrator may, in its sole discretion (but subject to the limitations of and compliance with Section 409A of the Code and Section 14.7 in connection therewith), in the event of a dissolution or liquidation of the Company, or a Corporate Transaction, Change of Control or Related Entity Disposition in which the Company is not the surviving corporation, accelerate the time within which outstanding Awards may be exercised, provided that no outstanding unvested Awards shall vest prior to the effectiveness of such dissolution or liquidation of the Company or Corporate Transaction, Change of Control or Related Entity Disposition in which the Company is not the surviving corporation. If there is a Change of Control, all outstanding unvested Awards shall fully vest immediately upon, but not prior to, the effectiveness of such a Change of Control. Refer to Section 19.

     The Administrator may, in its sole discretion (but subject to the limitations of and compliance with Section 409A of the Code and Section 14.7 in connection therewith), at any time (including, without limitation, prior to, coincident with or subsequent to a Change of Control) determine that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, as of such date as the Administrator may, in its sole discretion, declare.

     The Administrator may discriminate among Grantees and among Awards granted to a Grantee in exercising its discretion pursuant to this Section 14.5.

     Compliance with Section 162(m) of the Code

14.6     Notwithstanding any provision of this Plan to the contrary, if the Administrator determines that compliance with Section 162(m) of the Code is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Section 162(m) of the Code. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate.

     Compliance with Section 409A of the Code

14.7     Notwithstanding any provision of this Plan to the contrary, if any provision of this Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of this Plan or any Award Agreement shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award under this Plan, the Administrator may make any adjustments it deems appropriate.

     Section 280G of the Code

14.8     Notwithstanding any other provision of this Plan to the contrary, unless expressly provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Grantee has a right to receive from the Company, would constitute a "parachute payment" (as defined in Section 280G of the Code), all such payments shall be reduced to the largest amount that shall result in no portion being subject to the excise tax imposed by Section 4999 of the Code.

     Exercise of Award Following Termination of Continuous Service

14.9     An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement. Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

     Cancellation of Awards

14.10     In the event a Grantee's Continuous Services has been terminated for "Cause", he or she shall immediately forfeit all rights to any and all Awards outstanding. The determination that termination was for Cause shall be final and conclusive. In making its determination, the Board shall give the Grantee an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Grantee's behalf. Should any provision to this Section 14.10. be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 14, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

15.     ADDITIONAL TERMS FOR SO LONG AS THE SHARES ARE LISTED ON A STOCK EXCHANGE

15.1     For so long as the Shares are listed on a stock exchange, and to the extent required by the rules of such stock exchange, the following terms and conditions shall apply to an Award in addition to those contained herein, as applicable:

(a)     the exercise price of an Award must not be lower than 100% of the Fair Market Value (without discount) of the Shares on the stock exchange at the time the Award is granted;

(b)     the number of securities issuable to Insiders, at any time, under all of the Company's security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed 10% of the Company's total issued and outstanding Common Stock, unless the Company obtains Disinterested Shareholder Approval; and

(c)     the number of securities issued to Insiders, within any one year period, under all of the Company's security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed 10% of the issued and outstanding Common Stock, unless the Company obtains Disinterested Shareholder Approval.

16.     PAYMENT FOR SHARE PURCHASES

     Payment

16.1     Payment for Shares purchased pursuant to this Plan may be made:

(a)     Cash. By cash, cashier's check or wire transfer or, at the discretion of the Administrator expressly for the Grantee and where permitted by law as follows:

(b)     Surrender of Shares. By surrender of shares of Common Stock of the Company that have been owned by the Grantee for more than six months, or lesser period if the surrender of shares is otherwise exempt from Section 16 of the Exchange Act, (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares);

(c)     Deemed Net-Stock Exercise. By forfeiture of Shares equal to the value of the exercise price pursuant to a "deemed net-stock exercise" by requiring the Grantee to accept that number of Shares determined in accordance with the following formula, rounded down to the nearest whole integer:

where:

a =     net Shares to be issued to Grantee;

b =     number of Awards being exercised;

c =     Fair Market Value of a Share; and

d =     Exercise price of the Awards; or

(d)     Broker-Assisted. By delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.

     Combination of Methods

16.2     By any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

17.     WITHHOLDING TAXES

     Withholding Generally

17.1     Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to a deemed net-stock exercise, the Company may require the Grantee to remit to the Company an amount sufficient to satisfy the foreign, federal, state, provincial, or local income and employment tax withholding obligations, including, without limitation, on exercise of an Award. When, under applicable tax laws, a Grantee incurs tax liability in connection with the exercise or vesting of any Award, the disposition by a Grantee or other person of an Award or an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-Qualified Stock Option, the Company shall have the right to require such Grantee or such other person to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable.

     Stock for Withholding

17.2     To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Grantee to satisfy his or her obligation to pay any withholding tax, in whole or in part, with Shares up to an amount not greater than the Company's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (i) directing the Company to apply Shares to which the Grantee is entitled as a result of the exercise of an Award, or (ii) delivering to the Company Shares that have been owned by the Grantee for more than six months, unless the delivery of Shares is otherwise exempt from Section 16 of the Exchange Act. A Grantee who has made an election pursuant to this Section 17.2 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Shares so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

18.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In General

18.1     Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. The Administrator shall make the appropriate adjustments to (i) the maximum number and/or class of securities issuable under this Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure Awards of whole Shares. Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

     Company's Right to Effect Changes in Capitalization

18.2     The existence of outstanding Awards shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise.

19.     CORPORATE TRANSACTIONS/CHANGES IN CONTROL/RELATED ENTITY DISPOSITIONS

     Company is Not the Survivor

19.1     Subject to Section 19.3 and except as may otherwise be provided in an Award Agreement, the Administrator shall have the authority, in its absolute discretion, exercisable either in advance of any actual or anticipated Corporate Transaction, Change of Control or Related Entity Disposition in which the Company is not the surviving corporation, or at the time of an actual Corporate Transaction, Change of Control or Related Entity Disposition in which the Company is not the surviving corporation (a) to cancel each outstanding in-the-money Award upon payment in cash to the Grantee of the amount by which any cash and the Fair Market Value of any other property which the Grantee would have received as consideration for the Shares covered by the Award if the Award had been exercised before such Corporate Transaction, Change of Control or Related Entity Disposition exceeds the exercise price of the Award, or (b) to negotiate to have such Award assumed by the surviving corporation. The determination as to whether the Company is the surviving corporation is at the sole and absolute discretion of the Administrator.

     In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a Corporate Transaction, Change of Control or Related Entity Disposition in which the Company is not the surviving corporation, the Administrator may accelerate the time within which each outstanding Award may be exercised, provided that no outstanding unvested Awards shall vest prior to the effectiveness of such dissolution or liquidation of the Company or Corporate Transaction, Change of Control or Related Entity Disposition in which the Company is not the surviving corporation.

     The Administrator shall also have the authority:

(a)     to release the Awards from restrictions on transfer and repurchase or forfeiture rights of such Awards on such terms and conditions as the Administrator may specify; and

(b)     to condition any such Award's vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction, Change of Control or Related Entity Disposition.

     Effective upon the consummation of a Corporate Transaction, Change of Control or Related Entity Disposition governed by this Section 19.1, all outstanding Awards under this Plan not exercised by the Grantee or assumed by the successor corporation shall terminate.

     Company is the Survivor

19.2     In the event of a Corporate Transaction, Change of Control or Related Entity Disposition in which the Company is the surviving corporation, the Administrator shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Administrator shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result.

     Change of Control

19.3     If there is a Change of Control, all outstanding unvested Awards shall fully vest immediately upon, but not prior to, the effectiveness of such a Change of Control.

20.     PRIVILEGES OF STOCK OWNERSHIP

     No Grantee shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Grantee. After Shares are issued to the Grantee, the Grantee shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Grantee may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award.

21.     RESTRICTION ON SHARES

     At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Grantee not dispose of the Shares for a specified period of time, or that the Shares are subject to a right of first refusal or a right to repurchase by the Company at the Shares' Fair Market Value at the time of sale. The terms and conditions of any such rights or other restrictions shall be set forth in the Award Agreement evidencing the Award.

22.     CERTIFICATES

     All certificates for Shares or other securities delivered under this Plan shall be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

23.     ESCROW; PLEDGE OF SHARES

     To enforce any restrictions on a Grantee's Shares, the Administrator may require the Grantee to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates.

24.     SECURITIES LAW AND OTHER REGULATORY COMPLIANCE

     Compliance With Applicable Law

24.1     An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company shall have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so. Evidences of ownership of Shares acquired pursuant to an Award shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to this Plan and the exercise of Awards granted hereunder shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of this Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and shall not affect the validity of this Plan. In the event that Rule 16b-3 is revised or replaced, the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

     Investment Representation

24.2     As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

25.     NO OBLIGATION TO EMPLOY

     Nothing in this Plan or any Award granted under this Plan shall confer or be deemed to confer on any Grantee any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Grantee's employment or other relationship at any time, with or without Cause.

26.     EFFECTIVE DATE AND TERM OF PLAN

     This Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten years unless sooner terminated.

27.     SHAREHOLDER APPROVAL

     This Plan shall be subject to approval by the shareholders of the Company within 12 months from the date the Plan is adopted by the Company's Board for any and all intended Incentive Stock Options granted hereunder. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Awards under this Plan prior to approval by the shareholders, however, until such approval is obtained, all Option Awards granted under this Plan shall be deemed Non-Qualified Stock Options. In the event that shareholder approval is not obtained within the 12 month period provided above, all Incentive Stock Option Awards previously granted under this Plan shall be deemed Non-Qualified Stock Options.

28.     AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN OR AWARDS

     The Board may amend, suspend or terminate this Plan at any time and for any reason. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

Shareholder approval shall be required for the following types of amendments to this Plan: (i) any change to those persons who are entitled to become participants under the Plan which would have the potential of broadening or increasing Insider participation; or (ii) the addition of any form of financial assistance or amendment to a financial assistance provision which is more favourable to Grantees.

     Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the shareholders even if such approval is not expressly required by this Plan or by law. No Award may be granted during any suspension of this Plan or after termination of this Plan.

     Any amendment, suspension or termination of this Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if this Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company. At any time and from time to time, the Administrator may amend, modify, or terminate any outstanding Award or Award Agreement without approval of the Grantee; provided, however, that subject to the applicable Award Agreement, no such amendment, modification or termination shall, without the Grantee's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination.

     Notwithstanding any provision herein to the contrary, the Administrator shall have broad authority to amend this Plan or any outstanding Award under this Plan without approval of the Grantee to the extent necessary or desirable: (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations; or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.

     Further, notwithstanding any provision herein to the contrary, and subject to Applicable Law, the Administrator may, in its absolute discretion, amend or modify this Plan: (i) to make amendments which are of a "housekeeping" or clerical nature; (ii) to change the vesting provisions of an Award granted hereunder, as applicable; (iii) to change the termination provision of an Award granted hereunder, as applicable, which does not entail an extension beyond the original expiry date of such Award; and (iv) the addition of a cashless exercise feature, payable in cash or securities, which provides for a full deduction of the number of underlying securities from the Maximum Number.

29.     RESERVATION OF SHARES

     The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

     The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; or Shares forfeited back to the Plan.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

30.     BUYOUT OF AWARDS

     Subject to Section 4.2 hereof, the Administrator may at any time buy from a Grantee an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Grantee may agree.

31.     APPLICABLE TRADING POLICY

     The Administrator and each Eligible Participant will ensure that all actions taken and decisions made by the Administrator or an Eligible Participant, as the case may be, pursuant to this Plan comply with any Applicable Laws and policies of the Company relating to insider trading or "blackout" periods.

32.     GOVERNING LAW

     The Plan shall be governed by the laws of the State of Nevada; provided, however, that any Award Agreement may provide by its terms that it shall be governed by the laws of any other jurisdiction as may be deemed appropriate by the parties thereto.

33.     MISCELLANEOUS

     Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

SUBPART A

STOCK AND DEFERRED STOCK UNITS FOR ELIGIBLE DIRECTORS

A.     Stock Award. The Administrator shall pay Eligible Remuneration to each Director pursuant to an Award Agreement.

B.     Election. Further, the Administrator may, in its sole discretion, permit each Eligible Director to receive all or any portion of his Eligible Remuneration during the Remuneration Period in the form of Deferred Stock Units under this Plan (an "Election"). All deferrals pursuant to such an Election shall be evidenced by an Award Agreement.

     For purposes of this Subpart A, the following definitions shall apply:

"Annual Retainer" for a particular Director means the retainer (including any additional amounts payable for serving as lead Director or on any committee of the Board), payable to that Director for serving as a Director for the relevant Remuneration Period, as determined by the Board;

"Attendance Fee" means amounts payable annually to a Director as a Board meeting attendance fee or a committee meeting attendance fee, or any portion thereof;

"Canadian Director" means a Director who is a resident of Canada for the purposes of the Canadian Tax Act, and whose income from employment by the Company or Related Entity is subject to Canadian income tax, notwithstanding any provision of the Canada-United States Income Tax Convention (1980), as amended;

"Canadian Tax Act" and "Canadian Tax Regulations" means respectively the Income Tax Act (Canada), as amended and the Income Tax Regulation promulgated thereunder, as amended;

"Deferred Stock Unit" means a right granted by the Company to an Eligible Director to receive, on a deferred payment basis, Shares under this Plan;

"Eligible Director" is any Director of this Company or Related Entity that the Administrator determines is eligible to elect to receive Deferred Stock Units under this Plan;

"Eligible Remuneration" means all amounts payable to an Eligible Director in Shares, including all or part of amounts payable in satisfaction of the Annual Retainer, Attendance Fees or any other fees relating to service on the Board which are payable to an Eligible Director or in satisfaction of rights or property surrendered by an Eligible Director to the Company; it being understood that the amount of Eligible Remuneration payable to any Eligible Director may be calculated by the Administrator in a different manner than Eligible Remuneration payable to another Eligible Director in its sole and absolute discretion;

"Prescribed Plan or Arrangement" means a prescribed plan or arrangement as defined in s.6801(d) of the Canadian Tax Regulation;

"Remuneration Period" means, as applicable, (a) the period commencing on the Effective Date of this Plan and ending on the last day of the calendar year in which the Effective Date occurs; and (b) thereafter each subsequent calendar year, or where the context requires, any portion of such period; and

"Salary Deferral Arrangement" means a salary deferral arrangement as defined in the Canadian Tax Act.

1.     Election. An Eligible Director who desires to defer receipt of all or a portion of his or her Eligible Remuneration in any calendar year shall make such election in writing to the Company specifying:

(a)     the dollar amount or percentage of Eligible Remuneration to be deferred; and

(b)     the deferral period.

     Otherwise, such election must be made before the first day of the calendar year in which the Eligible Remuneration shall be payable, however a newly appointed Eligible Director shall be eligible to defer payment of future Eligible Remuneration by providing written election to the Company within 30 calendar days of his or her appointment to the Board of Directors. The elections made pursuant to this Section shall be irrevocable with respect to Eligible Remuneration to which such elections pertain and shall also apply to subsequent Eligible Remuneration payable in future calendar years unless such Eligible Director notifies the Company in writing, before the first day of the applicable calendar year, that he or she desires to change such election.

     If the Eligible Director does not timely deliver an election in respect of a particular Remuneration Period, the Eligible Director will receive the Eligible Remuneration as provided for in the Award Agreement.

2.     Determination of Deferred Stock Units. The Company will maintain a separate account for each Eligible Director to which it will quarterly credit at the end of March, June, September and December, or as otherwise determined by the Administrator, the Deferred Stock Units granted to the Eligible Director for the relevant Remuneration Period. The number of Deferred Stock Units (including fractional Deferred Stock Units, computed to three digits) to be credited to an account for an Eligible Director will be determined on the date approved by the Administrator by dividing the appropriate amount of Eligible Remuneration to be deferred into Deferred Stock Units by the Fair Market Value on that date.

3.     No Voting Rights. The holders of Deferred Stock Units shall have no rights as stockholders of the Company.

4.     Dividend Equivalency. The Company will, on any date on which a cash or stock dividend is paid on its outstanding Shares, credit to each Eligible Director's account that number of additional Deferred Stock Units (including fractional Deferred Stock Units, computed to three digits) calculated by (i) multiplying the amount of the dividend per Share by the number of Deferred Stock Units in the account as of the record date for payment of the dividend, and (ii)

dividing the amount obtained by the Fair Market Value on the date on which the dividend is paid. (See Section 13 of the Plan, Dividend Equivalent Right).

5.     Eligible Director's Account. A written confirmation of the balance in each Eligible Directors' Account will be sent by the Company to the Eligible Director upon request of the Eligible Director.

6.     Creditor's Rights. A holder of Deferred Stock Units shall have no rights other than those of a general creditor of the Company. Deferred Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and condition of the applicable Award Agreement.

7.     Settlement of Deferred Stock Units. Subject to Section 8, each Deferred Stock Unit shall be paid and settled by the issuance of Restricted or unrestricted Shares in accordance with the Award Agreement and if such settlement is subject to Section 409A of the Code only upon any one or more of the following as provided for in the Award Agreement:

(a)     a specific date or date determinable by a fixed schedule;

(b)     upon the Eligible Director's termination of Continuous Services to the extent the same constitutes a separation from services for the purposes of Section 409A of the Code except that if an Eligible Director is a "key employee" as defined in Section 409A of the Code for such purposes, then payment or settlement shall occur 6 months following such separation of service;

(c)     as a result of the Eligible Director's death or Disability; or

(d)     in connection with or as a result of a Change of Control in compliance with 409A of the Code.

     The Company will issue one Share for each whole Deferred Stock Unit credited to the Eligible Director's account (net of any applicable withholding tax as provided for in this Plan). Such payment shall be made by the Company as soon as reasonably possible following the settlement date. Fractional Shares shall not be issued, and where the Eligible Director would be entitled to receive a fractional Shares in respect of any fractional Deferred Stock Unit, the Company shall pay to such Eligible Director, in lieu of such fractional Shares, cash equal to the Fair Market Value of such fractional Shares calculated as of the day before such payment is made, net of any applicable withholding tax.

8.     Canadian Directors. If a Deferred Stock Unit granted to an Eligible Director who is a Canadian Director would otherwise constitute a Salary Deferred Arrangement, the Award Agreement pertaining to that Deferred Stock Unit shall contain such other or additional terms as will cause the Deferred Stock Unit to be a Prescribed Plan or Arrangement.

9.     Issuance of Stock Certificates. A stock certificate or certificates shall be registered and issued in the name of the holder of Deferred Stock Units and delivered to such holder as soon as practicable after such Deferred Stock Units have become payable or satisfied in accordance with the terms of the Plan.

10.     Non-Exclusivity. Nothing in this Subpart A shall prohibit the Administrator from making discretionary Awards to Eligible Directors pursuant to the other provisions of this Plan or outside this Plan, not otherwise inconsistent with these provisions.

11.     Defined Terms. Capitalized terms used in this Subpart A and not defined herein have the meaning given in the Plan.

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

	For All	Withhold All	For All Except
1. Election of Directors	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

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Nominees

01 Amir Adnani 02 Alan Lindsay 03 Ivan Obolensky 04 Vincent Della Volpe 05 David Kong
06 Ganpat Mani

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

		For	Against	Abstain
2	To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm.	▢	▢	▢
3	To approve the Company's 2014 Stock Incentive Plan.	▢	▢	▢
4	To approve, on a non-binding advisory basis, the compensation of our named executive officers.	▢	▢	▢

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ▢
(see reverse for instructions)

Please, sign exactly as your name(s) appear(s) hereon. When signing as attorney executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000215872_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

ANNUAL MEETING OF STOCKHOLDERS OF
URANIUM ENERGY CORP.
Being held on Thursday, July 24, 2014

The undersigned hereby appoints **Amir Adnani** (President, Chief Executive Officer and a director of the Company) and **Thomas J. Deutsch,** of McMillan LLP (legal counsel to the Company) as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of common stock of Uranium Energy Corp. held of record by the undersigned on May 28, 2014, at the Annual Meeting of Stockholders to be held at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7 on Thursday, July 24, 2014 at 11:00 a.m. (Vancouver time) or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000215872_2 R1.0.0.51160